================================================================================

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             OGLEBAY NORTON COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:________

     (2) Aggregate number of securities to which transaction applies:___________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____________

     (4) Proposed maximum aggregate value of transaction:_______________________

     (5) Total fee paid:________________________________________________________

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:________________________________________________

     (2) Form, Schedule or Registration Statement No.:__________________________

     (3) Filing Party:__________________________________________________________

     (4) Date Filed:____________________________________________________________


================================================================================

                             OGLEBAY NORTON COMPANY

1100 SUPERIOR AVENUE                [LOGO]            CLEVELAND, OHIO 44114-2598



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 1996

     The Annual Meeting of Stockholders of Oglebay Norton Company will be held in Suite 1200 of the Diamond Building Conference Center located at 1100 Superior Avenue, Cleveland, Ohio, on Wednesday, April 24, 1996, at 9:00 a.m., Cleveland, Ohio time, for the following purposes:

     1. To elect directors of the class whose terms in office will expire in 1999;

     2. To approve the Oglebay Norton Company Long-Term Incentive Plan; and

     3. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on March 12, 1996, as the record date for determining stockholders entitled to notice of the meeting and to vote.

     Please sign, date and return the enclosed Proxy in the envelope provided for that purpose, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your Proxy and vote your shares in person.

     The Proxy Statement accompanies this Notice.

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
   PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

By Order of the
Board of Directors

                                         DAVID G. SLEZAK,
                                         Secretary and Director of Legal Affairs

March 27, 1996

                             OGLEBAY NORTON COMPANY

1100 SUPERIOR AVENUE                                  CLEVELAND, OHIO 44114-2598

                                PROXY STATEMENT

                         ANNUAL MEETING, APRIL 24, 1996

THE PROXY AND SOLICITATION

     This Proxy Statement is being mailed on March 27, 1996, to the stockholders of Oglebay Norton Company in connection with the solicitation by the Board of Directors of Oglebay Norton Company of the enclosed form of Proxy for the Annual Meeting of Stockholders ("Annual Meeting") to be held on April 24, 1996. A stockholder giving a Proxy may revoke it at any time before it is exercised by giving notice to the Company in writing or in open meeting. The cost of soliciting Proxies will be borne by the Company.

--------------------------------------------------------------------------------

PURPOSES OF
ANNUAL
MEETING

     The Annual Meeting has been called for the purposes of electing directors of the class whose terms in office will expire in 1999 and to approve the Oglebay Norton Company Long-Term Incentive Plan (the "Long-Term Incentive Plan"). The three persons named in the enclosed Proxy, who have been selected by the Board of Directors, have indicated that, unless otherwise directed in the enclosed Proxy, they intend to vote for the election as directors of the three nominees listed below and for adoption of the Long-Term Incentive Plan. In the event of the unavailability of any of the nominees, the Proxy to that extent will be voted for such other person or persons as the Board of Directors may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as directors. Messrs. R. Thomas Green, Jr. and Renold D. Thompson were elected for three-year terms by the stockholders at the 1993 Annual Meeting. Mr. Ralph D. Ketchum, who was elected for a three-year term by the stockholders at the 1994 Annual Meeting, resigned from the director class of 1997; and was elected by the Board of Directors on January 31, 1996, to fill the vacancy created by the death of Mr. Fred R. White, Jr., for the remainder of Mr. White's term, which expires on the date of the 1996 Annual Meeting. Mr. White died on December 10, 1995. The Company has no knowledge of any other matters to be presented at the Annual Meeting; but, in the event other matters do properly come before the meeting, the persons named in the Proxy will vote in accordance with their judgment on such matters.

--------------------------------------------------------------------------------

VOTING
SECURITIES

     The Company has outstanding and entitled to vote at the meeting 2,447,432 shares of Common Stock, each of which is entitled to one vote. The Board of Directors has fixed the close of business on March 12, 1996, as the record date for determining stockholders entitled to notice of the meeting and to vote. Under the Delaware General Corporation Law and the Company's Restated Certificate of Incorporation ("Charter"), each stockholder has the right to cumulate his votes in the election of directors and to give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or he may distribute his votes on the same principle among two or more nominees as he sees fit. In the event that any stockholder distributes his votes in this manner, the persons named in the Proxy will then decide the manner in which they will allocate the votes represented by valid Proxies held by them among the nominees named below. The Company has not been advised of any stockholder who intends to cumulate his votes. If a stockholder withholds authority to vote for any of the nominees, none of his shares will be voted cumulatively for those nominees for whom authority to vote was withheld. Under Delaware law and the Company's Charter and By-Laws, Directors are elected by a plurality of the votes of the shares present at a meeting, at which a quorum is present, and entitled to vote on the election of directors. Proposals, other than the election of directors, are adopted and approved by the vote of a specified percentage of the outstanding shares of the Company present at a meeting, at which a quorum is present, and entitled to vote on the proposal. Abstentions are tabulated in determining the votes present at a meeting. Consequently, an abstention has the same effect as a vote against a proposal or a director nominee, as each abstention would be one less vote in favor of a proposal or for a director nominee. Broker nonvotes may not be counted in determining the votes present at a meeting and entitled to vote on proposals as to which the broker does not have discretionary authority to vote and has not been instructed by the beneficial owner of the stock to vote, although they may be counted for purposes of determining if a quorum is present. Consequently, a broker nonvote will have no effect on nondiscretionary proposals, although they may be counted as part of the voting power for other proposals.

--------------------------------------------------------------------------------

BOARD OF
DIRECTORS

     The Charter and the By-Laws of the Company presently provide for 10 directors, divided into three classes, three of whom are in the class of 1996, four of whom are in the class of 1997, and three of whom are in the class of 1998. On December 10, 1995, Fred R. White, Jr., Vice Chairman Emeritus and a director whose term of office would have otherwise expired on the date of the 1996 Annual Meeting, passed away. In order to balance the number of directors in each of the three classes of directors, as contemplated in the Company's Charter, Ralph D. Ketchum, on January 31, 1996, resigned as a director in the class of 1997 and, upon recommendation of the Director Search Committee, was elected by the Board of Directors on that date to fill the remainder of Mr. White's term in the class of 1996. On February 28, 1996, the Board of Directors, upon recommendation of the Director Search Committee, elected James T. Bartlett as a director to fill the vacancy in the class of 1997 created by Mr. Ketchum's resignation. Except where a director is elected to fill a vacancy in an existing term, each of the directors serves for a term of three years ending on the date of the Annual Meeting in the year of the director's class and until a successor is elected and shall have qualified.

     The Board of Directors has the responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. However, in accordance with corporate legal principles, it is not involved in day-to-day operating details. Members of the Board of Directors are kept informed of the Company's business through discussions with the Chairman, President and Chief Executive Officer and other officers, by reviewing analyses and reports sent to them each month, and by participating in Board and committee meetings.

     The Board of Directors held eight meetings during 1995, in addition to several meetings of the various Board Committees. No director attended fewer than 75 percent of the aggregate of all Board meetings and of all meetings held by any committee of the Board on which the director served.

COMMITTEES
OF THE
BOARD

     There are four committees of the Board of Directors, each of which is briefly described below:

     Executive Committee. The Executive Committee is composed of the following directors: Malvin E. Bank (Chairman), Brent D. Baird, William G. Bares and R. Thomas Green, Jr. The Executive Committee met four times during 1995. The Committee meets each month in which there is not a regularly scheduled or special meeting of the Board of Directors and, in the absence of the Board of Directors, at such other times as may be necessary to conduct the business of the Company.

     Compensation and Organization Committee. The Compensation and Organization Committee, which is composed of the following directors: William G. Bares (Chairman), Malvin E. Bank, Ralph D. Ketchum and John D. Weil, met four times during 1995. The functions of the Compensation and Organization Committee include fixing compensation for executive officers of the Company and considering corporate organizational matters and employee benefit programs generally.

     Audit Committee. The Audit Committee, which met twice during 1995, is composed of the following directors: Albert C. Bersticker (Chairman), Brent D. Baird, John J. Dwyer, and

Renold D. Thompson. The functions of the Audit Committee include reviewing with the independent auditors of the Company the scope and thoroughness of the auditors' examination; considering recommendations of the independent auditors; reviewing with the independent auditors and management the adequacy of the Company's internal accounting controls; recommending to the Board of Directors the appointment of independent auditors for the year; reviewing the activities conducted under the Company's Legal and Ethical Compliance Program; and reviewing management reports on operational controls.

     Director Search Committee. The Director Search Committee, which is composed of the following directors: Ralph D. Ketchum (Chairman), Albert C. Bersticker, Renold D. Thompson and John D. Weil, met once during 1995. The functions of the Director Search Committee include: establishing and reviewing criteria and qualifications of candidates for membership on the Company's Board of Directors; identifying and making recommendations regarding nominations for candidates and renominations of incumbent directors for election to the Company's Board of Directors; reviewing with each director standing for renomination such director's contributions to the Company's Board of Directors and its Committees, and such director's desire to stand for reelection; studying and making recommendations concerning director succession, tenure, size, and composition of the Board of Directors; and, performing such other actions it deems necessary in the performance of its oversight function. The Director Search Committee will consider nominees for director submitted by stockholders. Stockholders desiring to make recommendations concerning new directors must submit a statement setting forth the nominee's name, age, business and residence addresses, principal occupation, a list of companies of which the nominee is an officer or director, qualifications, a statement on whether the nominee is a Citizen of the United States of America, and the number of shares of the Company owned by the nominee and the name, record address, and number of shares of the Company owned by the stockholder recommending the nomination, and the candidate's written consent to nomination, to: Chairman, Director Search Committee, c/o David G. Slezak, Secretary and Director of Legal Affairs, Oglebay Norton Company, 1100 Superior Avenue -- 20th Floor, Cleveland, Ohio 44114-2598.

COMPENSATION
OF DIRECTORS

     Each member of the Board of Directors who is not also an employee of the Company received a retainer in the amount of $3,000 for each quarter in which the director served ($12,000 per year), an annual grant of 100 shares of the Company's stock under the Oglebay Norton Director Stock Plan, and $750 for each Board and committee meeting attended during 1995.

OTHER
INFORMATION

     The Company and Brent D. Baird are parties to a standstill agreement that, as to Mr. Baird and his affiliates, limits to 11% the percentage of outstanding voting securities of the Company that they may own, prohibits them from participating in a proxy contest in opposition to a majority of the Company's Board of Directors, limits their right to sell voting securities of the Company, and requires them to vote at least 75% of their voting securities for the election as directors of the nominees of the Company's Board of Directors. The 11% ownership limitations will not be affected by increases in percentage caused solely by reason of the purchase by the Company of its outstanding voting securities. Pursuant to this agreement, the Company's Board of Directors elected Mr. Baird as a director in February, 1990, and nominated him for election as a director at the 1991 and 1994 Annual Meetings of Stockholders.

     The Company and John D. Weil are parties to a standstill agreement that, as to Mr. Weil and his affiliates, limits to 11% the percentage of outstanding voting securities of the Company that they may own, prohibits them from participating in a proxy contest in opposition to a majority of the Company's Board of Directors, limits their right to sell voting securities of the Company, prohibits them from voting securities of the Company, and prohibits them from voting for any director nominee or any Charter or By-Law amendment not recommended by the Company's Board of Directors. The 11% ownership limitations will not be affected by increases in percentage caused solely by reason of the purchase by the Company of its outstanding voting securities. Pursuant to this agreement, the Company's Board of Directors nominated Mr. Weil for election as a director at the 1992 and 1995 Annual Meetings of Stockholders.

--------------------------------------------------------------------------------

                               PROPOSAL NUMBER 1
                   ELECTION OF DIRECTORS TO THE CLASS OF 1999

ELECTION OF
DIRECTORS

     Pursuant to the provisions in the Company's Charter and its By-Laws relating to the arrangement of its Board of Directors into three classes, there are three directors of the Company whose terms expire at the Annual Meeting in 1996. The three directors whose terms are expiring in 1996 are described in the section immediately below. Each of those directors has been nominated by the Board of Directors for election to new terms extending to the Annual Meeting in 1999. Directors whose terms expire at the Annual Meetings in 1997 and 1998 are described in separate sections below:

                                                Principal Occupation,
                                              Business Experience, and                    Director
        Name           Age                       Other Directorships                       Since
---------------------  ---   -----------------------------------------------------------  --------
                           NOMINEES FOR THE TERM TO EXPIRE IN 1999

R. Thomas Green, Jr.   58    Chairman of the Board of Directors, President and Chief        1992
                             Executive Officer of the Company since April 1, 1992;
                             Executive Vice President of the Company from 1990 until
                             March 31, 1992; and Vice President -- Iron Ore Operations
                             of the Company from 1984 to 1990.

Ralph D. Ketchum       69    President and Chief Executive Officer of RDK Capital, Inc.,    1992
                             general partner of RDK Capital Limited Partnership
                             (investments), and CEO of Heintz Corporation (manufacturer of jet engine components) for more than five years. An
                             August, 1993 petition was filed by Heintz Corporation, a
                             subsidiary of RDK Capital Limited Partnership, for
                             reorganization under the Federal bankruptcy laws. Prior to his election to Oglebay Norton Company's Board, Mr. Ketchum was a long-term officer and employee of General Electric
                             Company, rising to the position of Senior Vice President
                             and Group Executive of the Lighting Group at the time of
                             his retirement in 1987. Mr. Ketchum is also a director of
                             Thomas Industries, Inc., Pacific Scientific Company,
                             Lithium Technologies, Inc. and Metropolitan Savings Bank.

Renold D. Thompson     69    Vice Chairman of the Board of Directors of the Company         1973
                             since April 1, 1992; President and Chief Executive Officer of the Company from May 1982 until March 31, 1992. Mr.
                             Thompson is also a director of The Lubrizol Corporation and
                             First Union Management, Inc.

                  PRESENT DIRECTORS WHOSE TERM OF OFFICE EXPIRES IN 1998

Malvin E. Bank         65    Partner, Thompson Hine & Flory, P.L.L., Cleveland, Ohio,       1977
                             attorneys, for more than five years. Mr. Bank also serves
                             on the Board of Metropolitan Financial Corporation.

William G. Bares       54    President and Chief Executive Officer since January 1,         1982
                             1996, President and Chief Operating Officer from 1987 to
                             1995, of The Lubrizol Corporation, Cleveland, Ohio,
                             supplier of chemical additives for use in lubricants and
                             fuels. Mr. Bares is also a director of The Lubrizol
                             Corporation, Bearings, Inc. and KeyCorp.

                                                Principal Occupation,
                                              Business Experience, and                    Director
        Name           Age                       Other Directorships                       Since
---------------------  ---   -----------------------------------------------------------  --------
John D. Weil           55    President of Clayton Management Co., St. Louis, Missouri,      1992
                             investments for more than five years. Mr. Weil also serves on the Boards of CleveTrust Realty Investors, Cliffs
                             Drilling Company, Physicians Insurance Company of Ohio,
                             Todd Shipyards Corporation and Southern Investors Service
                             Co. Inc.

                  PRESENT DIRECTORS WHOSE TERM OF OFFICE EXPIRES IN 1997

Brent D. Baird         57    Private Investor; formerly Limited Partner, Trubee, Collins    1990
                             & Co., Buffalo, New York, member, New York Stock Exchange,
                             Inc., for more than five years. Mr. Baird is a director of
                             First Carolina Investors, Inc., First Empire State
                             Corporation, Todd Shipyards Corporation, Exolon-Esk, Inc.
                             and Merchants Group, Inc.

James T. Bartlett      59    Managing Director, Primus Venture Partners, the fund           1996
                             manager for Primus Capital Fund and Primus Capital Fund II, venture capital limited partnerships, for more than five
                             years. Mr. Bartlett is also a director of Keithley
                             Instruments, Inc. and LCI International, Inc.

Albert C. Bersticker   61    Chairman and Chief Executive Officer since January 1, 1996,    1992
                             President and Chief Executive Officer from May 1991 until
                             December 1995, and President and Chief Operating Officer
                             from May 1988 to May 1991, of Ferro Corporation, producer
                             of specialty coatings, plastics, chemicals and ceramics.
                             Mr. Bersticker also serves on the Boards of Brush Wellman
                             Corporation, Centerior Energy Corporation, Ferro
                             Corporation and KeyCorp.

John J. Dwyer          78    Retired President of the Company for more than five years.     1968
                             Mr. Dwyer also serves on the Board of NACCO Industries,
                             Inc.

--------------------------------------------------------------------------------

OWNERSHIP
OF VOTING
SECURITIES

     The following table shows certain information with respect to the beneficial ownership of the outstanding shares of the common stock of the Company on March 12, 1996, by each director and nominee of the Company, certain executive officers, and by all of the Company's directors and executive officers as a group.

                                                 Amount and Nature of             Percent of
                         Name                    Beneficial Ownership               Class
        ---------------------------------------  --------------------             ----------
        Brent D. Baird                                  273,700(1)(4)                11.18%
          1350 One M&T Plaza
          Buffalo, New York 14203

        Malvin E. Bank                                  161,345(2)(4)                 6.59%
          3900 Society Center
          127 Public Square
          Cleveland, Ohio 44114

        John D. Weil                                    274,700(3)(4)                11.22%
          200 North Broadway, Suite 825
          St. Louis, Missouri 63102-2573

        William G. Bares                                    400(4)                     (6)

        James T. Bartlett                                   100(4)                     (6)

        Albert C. Bersticker                                450(4)                     (6)

                                                        Amount and Nature of             Percent of
                         Name                           Beneficial Ownership               Class
        ---------------------------------------         --------------------             ----------
        John J. Dwyer                                             300(4)                     (6)
        R. Thomas Green, Jr.                                    6,130(5)                     (6)
        Ralph D. Ketchum                                        1,200(4)                     (6)
        Renold D. Thompson                                     32,575(4)                    1.33%
        John L. Selis                                           4,010(5)                     (6)
        Stuart H. Theis                                           762(5)                     (6)
        H. William Ruf                                          3,120(5)                     (6)
        Richard J. Kessler                                      4,398(5)                     (6)
        Directors and executive officers as a group           763,868(4)(5)                31.20%
          including those listed above (17 persons)

------------------------

(1) Mr. Baird, together with other reporting persons, as a group, holds sole voting and sole dispositive power as to 273,600 shares (11.18%), of which 8,700 (0.36%) are held by Mr. Baird individually. As a trustee, Mr. Baird has sole voting and dispositive power as to 3,000 shares (0.12%).

(2) Mr. Bank's shares include 160,770 shares (6.59%) held in various trusts. As a trustee, Mr. Bank has sole voting and dispositive power as to 107,384 shares (4.39%) and, as to 53,386 shares (2.18%), Mr. Bank shares the voting power and the dispositive power with co-trustees. In addition, Mr. Bank has the sole voting and dispositive power as to 575 shares held individually.

(3) Mr. Weil, on behalf of himself and other disclosed persons, reported that he and such other persons held, as a group, 274,600 shares (11.22%), of which he held sole voting and sole dispositive power as to 119,400 shares (4.88%) and shared voting and shared dispositive power as to 17,400 shares (0.71%).

(4) Includes 100 shares which the individual (and 900 shares for directors and executive officers as a group) will acquire, within 60 days, on the date of the 1996 Annual Meeting pursuant to the Oglebay Norton Company Director Stock Plan.

(5) Includes the following numbers of shares, rounded to the nearest whole share, beneficially owned by the following executives under the Company's Employee Stock Ownership Plan as of December 31, 1995: Green -- 4,320 shares; Selis -- 3,810 shares; Theis -- 562 shares; Ruf -- 3,113 shares; Kessler-- 3,798 shares; and directors and executive officers as a group -- 16,281 shares.

(6) Less than 1% of the outstanding shares of Common Stock


     The following table shows certain information with respect to all persons who, as of March 12, 1996, were known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock of the Company other than Mr. Baird, Mr. Bank and Mr. Weil whose beneficial ownership of shares of the Common Stock of the Company is reported on page 5.

                                        Number of Shares      Percent of
           Name of Owner               Beneficially Owned       Class
-----------------------------------    ------------------     ----------
KeyCorp                                      289,133(1)          11.81%
127 Public Square
Cleveland, Ohio 44114

The Huntington Trust Company, N.A.           170,398(2)           6.96%
41 South High Street
Columbus, Ohio 43216

Robert I. Gale, III                          152,855(3)           6.25%
17301 St. Clair Avenue
Cleveland, Ohio 44110

                                        Number of Shares      Percent of
           Name of Owner               Beneficially Owned       Class
-----------------------------------    ------------------     ----------
Douglas N. Barr                              140,420(4)           5.74%
3900 Society Center
127 Public Square
Cleveland, Ohio 44114-1216

Warburg Pincus Counsellors, Inc.             127,900(5)           5.23%
466 Lexington Avenue
New York, New York 10017-3147

------------------------

(1) On February 14, 1996, KeyCorp (formerly Society Corporation) reported that it had sole voting power as to 173,752 shares (7.10%), shared voting power as to 64,131 shares (2.62%), sole dispositive power as to 212,813 shares (8.70%), and shared dispositive power as to 76,320 shares (3.12%).

(2) On February 14, 1996, The Huntington Trust Company, N.A. reported that it had sole voting power as to 175,098 shares (7.15%) and shared dispositive power as to 167,623 shares (6.85%).

(3) As a trustee, Mr. Gale has sole voting and dispositive power as to 25,761 (1.05%) of these shares, shares dispositive power as to 2,775 (0.11%) of these shares and, together with Mr. Douglas N. Barr, shares voting and dispositive power as to 122,220 (4.99%) of these shares.

(4) As a trustee, Mr. Barr has sole voting and dispositive power as to 18,000 (0.74%) of these shares and, together with Mr. Robert I. Gale III, shares voting and dispositive power as to 122,220 (4.99%) of these shares.

(5) Warburg Pincus Counsellors, Inc. reported to the Company that on February 28, 1996 it acquired 127,900 shares (5.23%) of the Company's stock, of which it has the sole voting and dispositive power.

--------------------------------------------------------------------------------

COMPENSATION
OF EXECUTIVE
OFFICERS

     The following table sets forth individual compensation information for the fiscal year ended December 31, 1995, for the Company's chief executive officer and the four other most highly paid executive officers whose total annual salary and bonus for the fiscal year ended December 31, 1995, exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                          Annual Compensation
                                             ---------------------------------------------
                                                                                  (e)
                                                                              Other Annual             (f)
              (a)                   (b)         (c)              (d)          Compensation          All Other
  Name and Principal Position       Year     Salary ($)     Bonus ($) (1)       ($) (2)        Compensation ($) (3)
--------------------------------    ----     ----------     -------------     ------------     --------------------
R. Thomas Green, Jr.                1995      $ 276,600       $  68,000         $ 16,638             $ 42,305
  Chairman, President and           1994        250,000         168,000           16,638               45,717
  Chief Executive Officer           1993        250,000          90,000           11,633               38,885

John L. Selis                       1995        147,600          45,000            8,879               25,143
  Vice President --                 1994        141,000          65,000            8,879               27,320
  Iron Ore                          1993        141,000          45,000            7,353               30,834

Stuart H. Theis                     1995        136,600          44,100              -0-               12,441
  Vice President -- Marine          1994        120,000          61,000              -0-               13,294
  Transportation                    1993         91,385           5,000              -0-                1,828

H. William Ruf                      1995        125,600          40,950            6,716               20,289
  Vice President --                 1994        117,017          49,000            7,561               21,813
  Administrative and Legal          1993        103,500          35,000            7,159               23,984
  Affairs

Richard J. Kessler                  1995        147,000          18,600            8,879               25,088
  Vice President -- Finance         1994        140,400          62,000            8,879               27,254
  and Development                   1993        140,400          45,000            7,353               30,753


                                       7

------------------------

(1) Amount shown for 1995 bonus is the portion of the named executive's total 1995 bonus received in cash under the Company's Annual Incentive Plan. Total amount of 1995 bonus earned under the Annual Incentive Plan and portion of that bonus elected to be deferred by the named executive under the Company's Long-Term Incentive Plan were, respectively, as follows: Green ($170,000 and $102,000); Selis ($62,000 and $17,000); Theis ($49,000 and $4,900); Ruf ($58,500 and
    $17,550); and Kessler ($62,000 and $43,400). Deferred portions of the 1995 bonus, which were automatically converted upon deferral into share units based on the fair market value of the Company's common stock, are shown in the Long-Term Incentive Plan Table, below. Bonuses for 1993 and 1994 were paid solely in cash, without provision for deferral.

(2) Represents "gross-up" for taxes in respect of payments by the Company to the named executives for life insurance premiums.

(3) Includes Company contributions for the named executives under the Company's Incentive Savings Plan (the "Savings Plan") and the Company's Employee Stock Ownership Plan (the "ESOP"), respectively (Green -- $3,000 and $10,661; Selis -- $2,952 and $10,491; Theis -- $2,732 and $9,709; Ruf -- $2,512 and
    $8,927; and Kessler $2,940 and $10,448); payments by the Company to the named executive for life insurance premiums (Green -- $19,200; Selis -- $11,700; Ruf -- $8,850; and Kessler -- $11,700); and contributions in the amount of $9,444 by the Company for Mr. Green under the Supplemental Savings and Stock Ownership Plan.


                         LONG-TERM INCENTIVE PLANS -- AWARDS
                                 IN LAST FISCAL YEAR

                                                     Performance or
        Name               Number of Shares,       Other Period Until
                         Units or Other Rights       Maturation or
                                (#) (1)                Payout (2)
         (a)                      (b)                     (c)
---------------------    ---------------------     ------------------
R. Thomas Green, Jr.            3,923.07                 5 years
John L. Selis                     653.85                 5 years
Stuart H. Theis                   188.46                 5 years
H. William Ruf                    675.00                 5 years
Richard J. Kessler              1,669.23                 5 years

------------------------

(1) Reflects the portion of the named executive's total 1995 bonus deferred under the Company's Long-Term Incentive Plan and the 50% Company match of the deferred amounts under that plan, respectively, as converted into share units based upon the fair market value of the Company's common stock (Green -- 2,615.38 and 1,307.69; Selis -- 435.90 and 217.95; Theis -- 125.64 and
    62.82; Ruf -- 450.00 and 225.00; and Kessler -- 1,112.82 and 556.41). Bonus
    and matching contribution amounts were automatically converted into share units at the rate of $39.00 per share, the closing price of the Company's stock on the date the 1995 bonuses were paid and portions thereof were elected to be deferred.

(2) Share units reflecting the portion of the total bonus elected to be deferred by the named executive, and dividends paid on those share units, are fully vested upon allocation to the named executive's plan account. Share units reflecting the matching contribution, and dividends paid on those share units, do not generally vest until the fifth anniversary of the date the matching share unit contribution is allocated to the executive's plan account, assuming the executive's continuous service with the Company for the five-year period. Notwithstanding the foregoing, distributions of vested amounts will generally be made only upon a participant's retirement, death or other termination of employment. Assuming shareholder approval of the Long-Term Incentive Plan is obtained, all distributions will be made in the common stock of the Company.


RETIREMENT
PLANS

     The following table sets forth the annual pension payable under the Oglebay Norton Company Pension Plan for Salaried Employees (the "Salaried Plan") and the Company's Excess and TRA Supplemental Benefit Retirement Plan (the "Excess Benefit Retirement Plan") at normal retirement age:

                                                Estimated Annual Benefit
                                        (assuming retirement on January 1, 1996)
               Final Average      ----------------------------------------------------
                Compensation      15 Yrs.    20 Yrs.    25 Yrs.    30 Yrs.    35 Yrs.
            --------------------  --------   --------   --------   --------   --------
            $ 75,000............  $ 16,875   $ 22,500   $ 28,125   $ 33,750   $ 39,375
             100,000............    22,500     30,000     37,500     45,000     52,500
             150,000............    33,750     45,000     56,250     67,500     78,750
             200,000............    45,000     60,000     75,000     90,000    105,000
             250,000............    56,250     75,000     93,750    112,500    131,250
             300,000............    67,500     90,000    112,500    135,000    157,500
             350,000............    78,750    105,000    131,250    157,500    183,750
             400,000............    90,000    120,000    150,000    180,000    210,000
             450,000............   101,250    135,000    168,750    202,500    236,250
             500,000............   112,500    150,000    187,500    225,000    262,500
             550,000............   123,750    165,000    206,250    247,500    288,750

     The amounts shown in the foregoing table represent the annual pension benefit payable to a participant for life only. The years of benefit service on December 31, 1995 of the executive officers named in the Summary Compensation Table on page 7 who participate in the Salaried Plan are as follows: Mr. Green -
30.6 years; Mr. Selis -- 21.5 years; Mr. Theis -- 3.0 years; Mr. Ruf -- 30.7 years; and Mr. Kessler -- 26.2 years.

     All officers and salaried employees of the Company are participants in the Salaried Plan, benefits under which are funded by contributions made by the Company to a trust fund maintained by an independent trustee. Since the Company's contributions to the Salaried Plan cannot be separately calculated for each participant, the Summary Compensation Table does not include any portion of the Company's contribution to the Salaried Plan for the year ended December 31, 1995. The Salaried Plan provides for a monthly pension benefit based on average monthly compensation during the 60 consecutive month period during the 120 calendar months preceding retirement that produces the highest average and which is equal to 1 1/2% of such average monthly compensation multiplied by the participant's years of benefit service, subject to a minimum formula amount unrelated to compensation. In no event, however, will annual compensation in excess of $200,000, or $150,000 (such amounts may be adjusted from time-to-time for increases in the cost of living), be taken into account in computing benefit amounts under the Salaried Plan for any year ending after December 31, 1988, or December 31, 1993, respectively. Benefits payable under this plan are not subject to any deduction for Social Security or any other offset.

     Compensation for purposes of the Salaried Plan and the Excess Benefit Retirement Plans is total base pay and incentive compensation during the calendar year including amounts deferred under the Long-Term Incentive Plan less amounts deducted under the Savings Plan. Compensation for the purpose of the Savings Plan and the Excess Benefit Retirement Plan is substantially the same as shown in columns (c) and (d) of the Summary Compensation Table, including total bonus referred to in footnote 1 thereto less amounts deducted under the Savings Plan.

     In addition to pension benefits payable upon retirement after reaching normal retirement age (age 65 or five years of plan participation, whichever is later), the Salaried Plan provides benefits upon early retirement and termination due to the permanent closing of a mine, plant, division, or department, as well as certain surviving spouse benefits. Participants are fully vested in their accrued pension benefits after five years of service. The normal method of payment of pension benefits is a straight life annuity form.

     The Excess Benefit Retirement Plan is an unfunded excess benefit retirement plan that provides benefits to Salaried Plan participants in a monthly amount equal to the difference between the monthly benefit computed under the Salaried Plan without regard to the maximum limitations on benefits imposed by Section 415, and maximum covered compensation under Section 401(a)(17), of the Code and the benefit actually payable from the Salaried Plan. The Excess Benefit Retirement Plan also provides supplemental benefits to certain Salaried Plan participants in an amount determined with reference to Salaried Plan provisions in effect prior to January 1, 1989, in the event the provisions of the Salaried Plan in effect after December 31, 1988, would result in a lesser benefit. Based on current compensation levels, Mr. Green will be the only participant receiving such a supplemental benefit from the Excess Benefit Retirement Plan, which benefit is estimated to be equal to $5,843 annually commencing at normal retirement age and continuing for life.

SUPPLEMENTAL
SAVINGS AND STOCK
OWNERSHIP PLAN

     In addition to the Savings Plan and the ESOP, the Company also maintains the Oglebay Norton Company Supplemental Savings and Stock Ownership Plan (the "Supplemental Plan"), which provides supplemental benefits upon retirement or other termination of employment to certain executive or managerial employees selected to participate in the Supplemental Plan by the Compensation and Organization Committee of the Board of Directors. The Supplemental Plan, which is unfunded, provides a benefit upon retirement or other termination of employment based upon the amount of Company contributions and forfeitures that would have been allocated to a participant under the Savings Plan and the ESOP but for certain limitations imposed by the Internal Revenue Code (the "Code"), taking into consideration the investment results that would have occurred with respect to such amounts under the Savings Plan and the ESOP and differing tax treatment available for such amounts upon distribution. Benefits are payable in cash only at such time and in such manner as the Compensation and Organization Committee of the Board of Directors may select from among those methods otherwise available under the Savings Plan and the ESOP, respectively. Benefits under the Supplemental Plan are also subject to the conditions that a participant neither engage in competition with the Company within the 10-year period following his retirement or other termination of employment nor wrongfully disclose any trade secret of the Company. Based on current compensation levels, the only named executive officer eligible for benefits under the Supplemental Plan is Mr. Green who would be entitled to a benefit of $43,695.

OTHER
INFORMATION

     Officer Agreements Effective Upon "Change in Control". The Company has entered into separate agreements (collectively the "Officer Agreements") with the named executive officers referred to in the Summary Compensation Table. The Officer Agreements are designed to retain these officers and provide for continuity of management in the event of any actual or threatened change in control of the Company. Each Officer Agreement only becomes operative if a "Change in Control" of the Company (as defined in the Officer Agreements) occurs while the officer is in the employ of the Company.

     Each Officer Agreement provides that, following a Change in Control, the named executive officer will be entitled to continued employment with the Company, or to continuing compensation in lieu of continuing employment, for a specified period at a rate equal to the highest of (i) the rate in effect immediately before the Change of Control, (ii) the rate in effect two years before the Change in Control, or (iii) such greater rate as the Company may determine. Each Officer Agreement also provides for a continuance at not less than present levels of employee benefits generally available to executives immediately before the Change in Control. Following a Change in Control, if an officer (i) is terminated by the Company without "cause" (as defined in the Officer Agreements) or (ii) terminates his employment for "good reason" (as defined in the Officer Agreements), he will be entitled, until the last to occur of (a) the end of the Contract Period and (b) the date six months after the termination, to his base salary at the highest rate payable during the Contract Period (as defined in the Officer Agreements) plus participation in specified employee benefit plans as if he continued as an executive officer of the Company. The officer is obligated to endeavor to mitigate damages by seeking comparable employment elsewhere and, to the extent he receives compensation and benefits from another employer, the foregoing payments and benefits provided by the Company will be reduced. In each Officer Agreement, the officer agrees that he will forfeit the foregoing payments and benefits if he engages in "competition" with the Company during the period that any payments are made or benefits are provided under the Officer Agreement and agrees not to disclose to others, either while in the employ of the Company or thereafter, any confidential information relating to the Company. For each of the named executive officers who is a party to an Officer Agreement, the contract period is 30 months from the date of the Change in Control of the Company. Each Officer Agreement provides that the benefits to the named executive officer will be reduced if and to the extent necessary to prevent the treatment of any portion of the benefits as an excess parachute payment under Sections 280G and 4999 of the Code.

     Agreement With Officer. Effective April 1, 1995, the Company entered into an employment agreement with R. Thomas Green, Jr. The agreement has a three-year term unless terminated by either party upon certain conditions. The agreement provides for an annual base salary of not less than $276,600 and participation in the Company's benefit plans available to executive officers generally, including the Excess Benefit Retirement Plan. In the event that the agreement is terminated prior to March 31, 1998, by the Company without "cause" (as defined in the agreement) or by the employee for "good reason" (as defined in the agreement), the Company is generally obligated to continue to pay and provide to Mr. Green the base salary and benefits otherwise provided for under the agreement through March 31, 1998. In the event of a Change of Control of the Company that results in Mr. Green becoming entitled to benefits under both his Officer Agreement and the early termination provisions of the employment agreement, Mr. Green shall be entitled to the payments and benefits under whichever agreement is most favorable to him, but he shall not be entitled to double payments with respect to any calendar period. The agreement expires on March 31, 1998.

     Irrevocable Trust Agreements. The Company has established two irrevocable trusts to provide additional assurances to former and current officers and executives of the Company, who are or may become entitled to benefits under various executive benefit plans and contracts with the Company, that benefits under those plans and contracts will be paid when due. Irrevocable Trust Agreement I is intended to provide such additional assurances with respect to benefits under salary continuation and post retirement death benefit plans as well as under a 1974 Supplemental Retirement Plan, all of the participants in which have already retired from the service of the Company. Irrevocable Trust Agreement II is intended to provide such additional assurances with respect to benefits or other payments due under the Excess Benefit Retirement Plan, the Supplemental Plan, the employment agreement with Mr. Green, an employment agreement with a former executive officer of the Company, and the Officer Agreements. The Company has contributed certain Company-owned life insurance policies to the trust held under Irrevocable Trust Agreement I but has not contributed any other significant assets to either of the trusts. At the discretion of the Executive Committee of the Board of Directors, the Company may contribute additional assets to either or both trusts. Any assets held in either trust will be subject to the claims of the Company's general creditors so long as the assets remain in the trust. Until benefits are paid out of one of the trusts, an executive will have no right with respect to those assets and his status as an unsecured creditor of the Company will remain unchanged. If the funds in the trusts are insufficient to pay amounts due under a plan or agreement, the Company will remain obligated to pay those amounts.

     Compensation Committee Interlocks and Insider Participation. Malvin E. Bank, a member of the Compensation and Organization Committee of the Board of Directors of the Company, is a partner of the law firm of Thompson Hine & Flory P.L.L., Cleveland, Ohio, which provided legal services to the Company in 1995 and continues to provide such services in 1996.

--------------------------------------------------------------------------------

REPORT OF THE
COMPENSATION
COMMITTEE ON
EXECUTIVE
COMPENSATION

     The Compensation and Organization Committee of the Board of Directors of the Company (the "Committee") seeks to compensate executive officers of the Company in a manner that reflects each officer's contribution to the long-term success of the Company. The compensation policy is designed to attract and retain those executive officers who are able to make significant contributions to both the long-term and short-term success of the Company.

     Long-Term Incentive Plan. The Committee has determined to enhance the performance orientation of its executive compensation program by supplementing its current short-term incentive bo-nus program with the Oglebay Norton Long-Term Incentive Plan (the "Long-Term Incentive Plan"), a program intended to serve as incentive for performance to occur over a period longer than one fiscal year and to provide for equity-based compensation for executive officers and other key employees. The Long-Term Incentive Plan is subject to the approval of the stockholders at this Annual Meeting. See Proposal to approve the Oglebay Norton Company Long-Term Incentive Plan, at page 15 in this Proxy Statement.

     The Committee believes that the Company will be better able to attract, retain and motivate its executives to achieve superior financial performance if a portion of executive compensation is equity-based, thereby promoting the ownership and holding of the Company's common stock by its officers. In so doing, the Committee believes its executives' financial interests will be more closely aligned with that of the Company's common stockholders and that management will have an additional incentive to contribute to the Company's future success and prosperity.

     As described in the "Summary of Plan Features", the Long-Term Incentive Plan provides executives with the opportunity to defer a portion of any bonus received under the Company's existing short-term Annual Incentive Plan. Amounts deferred will be invested in "share units" based on the fair market value of the Company's common stock on the date the bonus otherwise would have been due, and will be paid, once the plan is approved by stockholders, only in the common stock of the Company. Deferred amounts will generally be payable only upon termination of employment, death or retirement. The Committee believes that this equity-based deferral arrangement, along with the five-year vesting schedule for all matching contributions made by the Company on deferred amounts (which contributions will also be invested in Company "share units"), provides executives of the Company with an incentive for longer-term commitments to the Company and encourages long-term share ownership. The Committee also believes that the deferral program will serve as an incentive for executive decisions and activities meant to enhance shareholder value.

     In addition to the deferral program, the Long-Term Incentive Plan provides the Committee with the authority to grant equity-based awards, including Stock Options, Stock Appreciation Rights and Restricted Stock, to the Company's officers and other key employees. The Committee believes that these features provide the Company with additional compensation components which will serve to further align management's interests with the interests of stockholders while providing a long-term incentive for the enhancement of stockholder value.

     Finally, the Long-Term Incentive Plan authorizes the Committee to grant Performance Awards to the Company's officers and other key employees, which awards will be payable upon the attainment of certain performance criteria determined by the Committee. The Performance Awards will be payable at the end of a particular performance period only to the extent the performance goals have been met and may be paid in cash or in shares of the Company's common stock. By conditioning a portion of management's compensation on long-term performance-based criteria, the Committee believes that the authority to grant Performance Awards will provide the Company with an additional method of motivating the Company's officers to achieve superior financial performance.

     The Committee urges stockholders to approve the Long-Term Incentive Plan to enable the Company to establish a component of its executive compensation program which provides for long-term incentives for its officers and key employees and promotes ownership by management of the Company's common stock.

     Annual Salary. In 1995, executive officers' annual compensation packages, including that of the Chief Executive Officer, were comprised of an annual salary and an annual bonus. Executive officers' annual salaries, including that of the Chief Executive Officer (subject to the terms of his employment agreement, discussed below), were set by the Committee after consideration of several factors. Most importantly, the Company's financial performance and its business and financial prospects for the coming years were considered. The impact of general economic conditions on these factors was also considered. Further, each executive officer's contribution to the Company's performance in 1995, including that of the Chief Executive Officer, and the Company's prospects for the future were reviewed. A determination was also made as to whether or not each executive officer, including the Chief Executive Officer, achieved satisfactory performance and business plan objectives.

     Salaries for comparable positions with other companies with sales and revenues similar to that of the Company were also considered. This comparison group of companies is not identical to those companies included in the ValueLine Composite Index or the S&P 500 Composite Index, both of which indices are used in the graph showing the 5-year cumulative total shareholder return on page 14. These indices are broad-based composites of companies with comparable market capitalization and size. They do not necessarily include companies competing in the same businesses as does the Company, nor do they necessarily include companies that would compete for the talent and executive skills that the Company desires to retain.

     Executive officers, including the Chief Executive Officer, who make positive contributions to the prospects of the Company and who meet specified objectives will be awarded an annual salary that the Committee believes will reward that officer for his or her contributions to the success of the Company and assure that the officer will remain with the Company and continue to make positive contributions. With respect to 1995, the Committee reviewed executive officer salaries and recommended to the Board that selected adjustments be made, based on an overall assessment of individual executive officer performance and the assumption of new responsibilities on the part of certain executive officers.

     Incentive Compensation. Beginning with the year ended December 31, 1994, in addition to annual salary, executive officers, including the Chief Executive Officer, were eligible to receive cash bonuses under the Company's Annual Incentive Plan (the "Incentive Plan"). The Incentive Plan was adopted by the Committee in February 1994 and was effective for the year that began on January 1, 1994. The Incentive Plan is designed to directly link executive officer compensation with both corporate and individual performance.

     Under the Incentive Plan, the Committee establishes corporate, business unit and individual performance measures, such as income from operations or return on assets or achievement of specified corporate or business unit strategic objectives, for the coming year. The Committee also establishes specific performance goals applicable to each such measure. The amount of the incentive award under the Incentive Plan, if any, to a participant, including the Chief Executive Officer, is based on the participant's target award level, the weightings assigned to each corporate, business unit and individual performance measure applicable to the participant and achievement of those goals.

     Target awards are determined with reference to the participant's base salary. The target award for the Chief Executive Officer is 50% of base salary; and for senior executive and other officers, 15 to 35% of base salary. Actual awards may range from 0% to 150% of target awards, depending on the extent to which performance goals are met or exceeded. If threshold performance goals are not achieved, no award may be made under the Incentive Plan. Notwithstanding the amount of any incentive award otherwise payable under the Incentive Plan, the Committee may increase or decrease the amount of the award by a maximum of 25%.

     The corporate and business unit performance measures for 1995 under the Incentive Plan were corporate income from operations and business unit operating profit, respectively. For corporate participants, the corporate performance measure accounted for 75% of the 1995 award and the individual performance measures represented 25%. For business unit participants, corporate performance, business unit performance and individual performance accounted for 35%, 50% and 15% respectively, of the 1995 award.

     Corporate and most business unit performance goals were exceeded in 1995 and, excluding the award to the Chief Executive Officer, awards for the executive officers under the Incentive Plan for 1995, after giving effect to the applicable weightings and achievement or non-achievement, as the case may be, of individual performance goals, ranged from 102% to 142% of the individual executive officers' target awards.

     Chief Executive Officer. For Mr. Green, the Company's Chief Executive Officer, the Committee recommended for approval by the Board of Directors a base salary of $276,600 effective January 1, 1995. As discussed below under the heading "Agreement With Officer" on page 11, Mr. Green is entitled to a minimum base salary of $276,600 under his employment agreement with the Company. In recommending Mr. Green's 1995 base salary, the Committee considered Mr. Green's performance in continuing to execute the new Strategic Plan, the Company's financial performance and his salary level relative to the salary levels of other Chief Executive Officers in companies which compete in similar markets and businesses.

     In addition to his base salary, Mr. Green was also eligible for an award under the Incentive Plan ranging from 0% to 150% of his target award. Mr. Green's target award was 50% of his 1995 base salary. As noted above, the actual award under the Incentive Plan is based on achievement of the performance goals for each performance measure applicable to a participant and the weightings assigned to the performance measures applicable to that participant. As a corporate participant in the Incentive Plan, Mr. Green's incentive award was based on a weighting of 75% assigned to the corporate performance measure (income from operations) and 12.5% assigned to each of two individual performance measures. The performance goal applicable to the corporate performance measure was exceeded and the performance goals applicable to the two individual performance measures was met, resulting in an award of $170,000 under the Incentive Plan. Mr. Green's award represented a payout of approximately 122% of his target award.

     Federal Income Tax Regulations. Subject to certain exceptions, Section 162(m) of the Internal Revenue Code precludes a publicly held corporation from taking a deduction for certain compensation in excess of $1 million paid or accrued with respect to the executive officers of the Company. Section 162(m) is not currently expected to have an impact on the deductibility of compensation paid by the Company. Further discussion of Section 162(m) as it relates to the Long-Term Incentive Plan being proposed for shareholder approval is provided in the "Summary of Plan Features" portion of this Proxy Statement.

     This report was prepared and adopted by the Compensation and Organization Committee of the Board of Directors of Oglebay Norton Company, none of whose members is a former or current officer or employee of the Company or any of its subsidiaries.

               COMPENSATION AND
               ORGANIZATION COMMITTEE
               William G. Bares, Chairman
               Malvin E. Bank
               Ralph D. Ketchum
               John D. Weil

February 28, 1996

--------------------------------------------------------------------------------

COMPARISON
OF FIVE-YEAR
CUMULATIVE
RETURN

     The following graph shows a five-year comparison of cumulative total shareholder return for the Company, S&P 500 Composite Index and ValueLine Composite Index. The graph assumes dividend reinvestment and that the value of the Company's shares of common stock and each index was $100 as of December 31, 1990. As a diversified marine transportation, mining and manufacturing concern, the Company is not easily categorized with other more specific industry indices. Further, many of the companies with which the Company competes are private, and peer group comparative data is not available.

   COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN -- OGLEBAY NORTON COMPANY,
             S&P 500 COMPOSITE INDEX AND VALUELINE COMPOSITE INDEX

                                                    S&P 500        VALUELINE
      MEASUREMENT PERIOD         OGLEBAY NOR-      COMPOSITE       COMPOSITE
    (FISCAL YEAR COVERED)          TON STOCK         INDEX           INDEX
1990                                     100             100             100
1991                                     100             131             127
1992                                      83             141             136
1993                                      83             155             151
1994                                     119             157             142
1995                                     150             215             169

--------------------------------------------------------------------------------

                               PROPOSAL NUMBER 2

                     APPROVAL OF THE OGLEBAY NORTON COMPANY
                            LONG-TERM INCENTIVE PLAN

PROPOSAL TO
APPROVE THE
OGLEBAY NORTON
COMPANY
LONG-TERM
INCENTIVE PLAN

     The Company's Board of Directors believes that attracting, retaining and motivating its executives to achieve superior financial performance is a key component of the Company's growth and success. In this regard, the Board of Directors believes that equity-based compensation provides an important incentive for executive decisions and activities meant to enhance shareholder value. In addition, these types of equity-based pay components promote the ownership and holding of the Company's common stock by its officers. In so doing, the Board of Directors believes its executives' financial interests will be more closely aligned with that of the Company's common stockholders and that management will have an additional incentive to contribute to the Company's future success and prosperity.

     In light of these benefits, on December 13, 1995, the Board of Directors adopted, subject to stockholder approval at the 1996 Annual Meeting of Stockholders, the Oglebay Norton Company Long-Term Incentive Plan (the "Long-Term Incentive Plan"). The terms of the Long-Term Incentive Plan provide executives with the opportunity to invest incentive awards received under the Company's Annual Incentive Plan in the Company's common stock and also gives the Compensation Committee of the Board of Directors (the "Committee") the authority to grant a variety of equity-based awards, including stock options and stock appreciation rights. In addition, the Long-Term Incentive Plan provides the Committee with the ability to condition the exercisability or payment of such awards on the attainment of certain pre-established performance goals. Upon approval of the Long-Term Incentive Plan by the Company's stockholders, the plan will meet the requirements of Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder ("Section 162(m)"). As a result, to the extent applicable, grants and awards made under the Long-Term Incentive Plan may qualify as "performance-based" compensation for purposes of Section 162(m).

     SUMMARY OF PLAN FEATURES. The following summary is a brief description of the material provisions of the Long-Term Incentive Plan.

     Administration. The Long-Term Incentive Plan is administered by the Committee. To the extent applicable, each member of the Committee must be a "disinterested person" as defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), and an "outside director" as defined under Section 162(m). Subject to the terms of the Long-Term Incentive Plan, the Committee will have the authority to select participants, determine the terms of any deferral or grant made under the Long-Term Incentive Plan, and interpret, construe and supervise the administration of the plan.

     Participants. Those officers and other key employees selected by the Committee will be eligible to elect to defer a portion of their annual incentive award or to be granted awards under the plan. Eligible officers may include those officers named in the Summary Compensation Table. At present, there are eight (8) officers selected for participation in the Long-Term Incentive Plan.

     Shares Available under the Plan; Award Limitations. Pursuant to the terms of the Long-Term Incentive Plan, the maximum number of shares authorized with respect to the deferrals or grant of awards under the Long-Term Incentive Plan is one hundred thousand (100,000) shares of the Company's common stock, one dollar ($1.00) par value per share. In addition, the maximum number of shares of common stock covered by deferrals or awards under the Long-Term Incentive Plan provided or granted to any participant for any year may not exceed ten thousand (10,000). In addition, the amount of cash which may be paid to a participant during any year in connection with any award made to that participant may not exceed an amount equal to that calculated by multiplying the greater of the fair market value of the Company's common stock at the date of grant or the date of settlement by 10,000 (the total number of shares available for grant or deferral to any participant during any year). Upon the event of a merger, reorganization, consolidation, stock split, stock dividend or other recapitalization of the Company's stock, the Committee will take any action it deems necessary to preserve the benefits to participants in the plan, including, without limitation, adjusting the aggregate number of shares reserved under the plan and the maximum number of shares which may be available for grant or deferral to any participant.

     On March 12, 1996, the closing price of the Company's common stock as quoted by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") was $40.00 per share.

ANNUAL INCENTIVE DEFERRAL PROGRAM.

     Election to Defer and Investment. The Long-Term Incentive Plan provides participants with the ability to elect to defer the receipt of all or a portion of any incentive award payable to such participant under the Oglebay Norton Company Annual Incentive Plan. Such deferred amounts will be converted into "share units" based on the fair market value of the common stock of the Company on the date the deferred incentive award would have otherwise been paid. Dividends in an amount equal to the actual dividends paid on the Company's common stock will be credited to the share units allocated to a participant's deferral account and will be converted into share units based on the fair market value of the Company's common stock on the applicable dividend payment date.

     Matching Contributions. Pursuant to the terms of the Long-Term Incentive Plan, the Company will make an annual matching contribution of fifty percent (50%) of the participant's deferred incentive award made for that year. In addition, the Committee has the discretion to make an additional matching contribution of up to fifty percent (50%) of a participant's annual deferred incentive award. The Committee may condition the receipt of an additional discretionary matching contribution on the attainment of specified performance measures, additional vesting requirements or other limitations. Similar to the incentive award deferrals, matching contributions are converted into share units based on the fair market value of the Company's common stock on the date allocated to a participant's account.

     Vesting. All annual incentive award deferrals (and related dividends) are one hundred percent (100%) vested at all times. Matching contributions (and related dividends) become one hundred percent (100%) vested on the fifth anniversary of the date they are allocated to a participant's account, assuming the employee has been in continuous service with the Company for the entire five-year period. Prior to the fifth anniversary of a particular allocation, a matching contribution may become one hundred percent (100%) vested upon the occurrence of certain events, including, without limitation, a participant's early retirement or disability or a "change of control" (as such term is defined under the terms of the plan).

     Distributions. All distributions will be made in the common stock of the Company, unless stockholder approval of the Long-Term Incentive Plan is not obtained (in which case all distributions will be made in cash based upon the fair market value of the Company's common stock at the time of distribution). Distributions of all vested amounts will be made upon a participant's retirement, death or other termination of employment, upon a "change of control" (as such term is defined under the terms of the Long-Term Incentive Plan), or upon any other event deemed appropriate by the Committee. A participant may elect to make in-service withdrawals of all or a portion of his incentive award deferrals (and related dividends), provided that the withdrawn deferrals have been allocated to the participant's account for at least a five-year period prior to withdrawal. Upon taking such a withdrawal, all of a participant's matching contributions will be immediately forfeited.

LONG-TERM INCENTIVE PROGRAM

     Types of Grants and Awards. The Long-Term Incentive Plan also provides for the grant of options (which may be "incentive stock options", within the meaning of Section 422 of the Internal Revenue Code, or nonqualified options), stock appreciation rights, restricted stock and performance awards.

     Exercise Price of Options. As determined by the Committee, the exercise price under any option will be not less than the fair market value of the Company's common stock ($1 par value) at the date of grant, provided, however, that the exercise price under an incentive stock option granted to a holder of more than ten percent (10%) of the voting power of the Company's stock may not be less than one hundred and ten percent (110%) of such fair market value on the date of grant. The exercise price of an option may be paid in cash, check, common stock of the Company owned by the optionee or by sale of shares acquired in the exercise of the option, or any combination thereof.

     Exercise, Term and Transferability of Options. Pursuant to the terms of the Long-Term Incentive Plan, stock options may not be exercised during the six months following the date of grant. Thereafter, the options may be exercised in accordance with the terms of the option as determined by the Committee, including, without limitation, the requirement that an option be exercisable on an installment basis. An option will expire in accordance with the terms established by the Committee, but may not be exercisable more than ten years after the date of grant (provided, however, that an incentive stock option granted to the owner of more than ten percent (10%) of the voting power of the Company's stock may not have a term in excess of five years).

     In general, an option may only be exercised while the optionee is an employee and will terminate, unless otherwise determined by the Committee, upon the termination of an optionee's employment for reasons other than death, "Disability" or "Retirement" (as such terms are defined for purposes of the Long-Term Incentive Plan). An option may, however, be exercised (to the extent exercisable upon the optionee's termination) for the lesser of three months or the balance of such option's term, if the optionee is involuntarily terminated by the Company without "Cause" (as such term is defined for purposes of the Long-Term Incentive Plan). If an optionee's employment is terminated by reason of death, Disability or Retirement, an option will become immediately exercisable and may thereafter be exercised for a period equal to the shorter of two years from the date of such termination (or such shorter period specified by the Committee) or until the expiration of the term of the option. Any incentive stock option exercised following the termination of employment due to Disability or Retirement will be treated as a non-qualified option to the extent such exercise occurs after the expiration of the applicable exercise periods under
Section 422 of the Code. To the extent required to qualify for any applicable exemption, options granted under the Long-Term Incentive Plan (and any other awards deemed to be "derivative securities" for purposes of Rule 16b-3) will generally be non-transferable.

     Cash-out of Option. Pursuant to the terms of the Long-Term Incentive Plan, the Committee may, upon notice of exercise, elect to cash out all or part of the portion of the option to be exercised and pay the optionee an amount equal to the excess of the fair market value of the Company's common stock over the option price (the "Spread Value"). The payment of the Spread Value may be made, at the Committee's discretion, in cash or common stock of the Company, including, if the terms of the option so designate, restricted shares of the Company's common stock.

     Stock Appreciation Rights. The Committee has the authority to grant "tandem" and "non-tandem" stock appreciation rights ("Tandem SARs" and "Non-Tandem SARs", respectively) under the Long-Term Incentive Plan. Tandem SARs may be granted in conjunction with all or part of any option or other award granted under the Long-Term Incentive Plan and provide the holder with the right to surrender to the Company all or a portion of an option or other award in exchange for an amount equal to the Spread Value. Non-Tandem SARs are granted separately from an option or other award under the Long-Term Incentive Plan and provide the holder with the right to receive an amount equal to the difference between (a) the fair market value, as of the exercise date, of a number of shares of the Company's common stock designated in the grant of the right, and
(b) the fair market value of such shares as of the date the right is granted.

     A Tandem SAR will terminate and no longer be exercisable upon the termination or exercise of the related option, except that, unless otherwise determined by the Committee, a Tandem SAR granted with respect to less than the full number of shares covered by a related option will not be reduced until the number of shares covered by the termination or exercise of the option exceeds the number of shares not covered by the Tandem SAR. Tandem SARs may be exercised by surrendering the applicable portion of the related option. Options which are so surrendered, in whole or in part, will no longer be exercisable to the extent the related Tandem SARs have been exercised. Non-Tandem SARs granted under the Long-Term Incentive Plan will be subject to such terms and conditions as are determined by the Committee in accordance with the provisions of the Long-Term Incentive Plan.

     Restricted Stock. The Committee may grant awards to participants consisting of shares of restricted stock, with respect to which the Committee is authorized to condition the vesting on the attainment of specified performance goals or such other factors as the Committee may determine. See "Performance Goals", below. In general, the acquisition price for shares of restricted stock may be equal to or less than their par value or may be zero. Subject to the terms of any particular grant, shares of restricted stock granted under the Long-Term Incentive Plan will be subject to the restrictions that, for a set period of time (the "Restriction Period"), the grantee not sell, transfer, pledge, assign or otherwise encumber shares of restricted stock awarded to such grantee under the Long-Term Incentive Plan. Within these limits, and subject to the terms of the Long-Term Incentive Plan, the Committee is authorized to provide for the lapse, waiver or acceleration of such restrictions, in whole or in part, based on such factors, including performance criteria, which the Committee determines.

     Holders of shares of restricted stock granted under the Long-Term Incentive Plan will have full voting and dividend rights with respect to such shares, provided, however, that the Committee may determine, at the time the grant is made, to permit or require the payment of cash dividends to be deferred or reinvested in additional shares of restricted stock. Upon termination of a participant's employment with the Company for any reason during the Restriction Period, all shares still subject to restrictions will be forfeited by the participant, provided, however, that in the case of hardship or other special circumstances, the Committee may waive, in whole or in part, any or all remaining restrictions with respect to shares of restricted stock held by a participant whose employment with the Company is involuntarily terminated without Cause.

     Notwithstanding the foregoing, no action on the part of the Committee to provide for the lapse, waiver or acceleration of any restrictions may be taken with respect to shares of restricted stock granted under the Long-Term Incentive Plan which are intended to qualify as "performance-based" compensation under
Section 162(m) to the extent any such action would cause the shares to fail to so qualify.

     Performance Awards. The Committee may grant to eligible participants performance awards with respect to which the participant's receipt of value will be contingent upon attainment of one or more pre-established performance goals set by the Committee during a particular period of time (a "Performance Period"). See "Performance Goals", below. At the beginning of each Performance Period, the Committee will determine the range of dollar values or number of shares of common stock to be awarded to the participant at the end of the Performance Period if and to the extent the relevant performance goals related to the particular performance award are met. The Committee has the discretion, subject to the terms of the Long-Term Incentive Plan, in the event of special or unusual events or circumstances affecting the application of any performance objective, to revise the performance objectives applicable to any performance award to avoid unintended windfalls or hardship.

     If a participant's employment is terminated other than due to death, Disability or Retirement, the participant will not be entitled to any payment with respect to a performance award, except as otherwise determined by the Committee. Unless otherwise designated by the Committee in the applicable award agreement, upon termination of employment during a Performance Period because of death, Disability or Retirement, such participant may be entitled to payment with respect to an outstanding performance award at the end of the applicable Performance Period (a) based upon the participant's performance, to the extent relevant, for the portion of the Performance Period ending on the date of termination and the performance of the applicable business unit for the entire Performance Period and (b) where deemed appropriate by the Committee, prorated for the portion of the Performance Period during which the participant was employed by the Company. In addition, the Committee may provide for an earlier payment in settlement of the award in an amount and upon such terms and conditions as the Committee deems appropriate.

     The earned portion of any performance award may be paid currently or deferred with interest or earnings as may be determined by the Committee. Payment may be made in the form of cash or shares of common stock of the Company, including shares of restricted stock, and may be paid in a lump sum or in installments, as the Committee may determine at or after grant.

     Notwithstanding the foregoing, no revision may be made, or other action taken, with respect to any performance shares granted under the Long-Term Incentive Plan which are intended to qualify as "performance-based" compensation under Section 162(m) to the extent any such revision or action would cause the shares to fail to so qualify.

     Performance Goals. With respect to performance awards and restricted stock grants made under the Long-Term Incentive Plan, the Committee will have the discretion to set such performance objectives as it deems appropriate. Such performance objectives may vary from participant to participant and between groups of participants and will be based upon such Company, business unit and/or individual performance factors and criteria as the Committee may deem appropriate, including, but not limited to, earnings per share and return on equity. Notwithstanding the foregoing, in the event that any grant of performance awards or restricted stock is intended to qualify as "performance-based" compensation under Section 162(m), such performance objectives will be limited to stock price, market share, sales, earnings per share, return on assets, return on equity, costs, cash flow or any combination thereof.

     Effect of Change of Control. The Committee has the authority, in its discretion, to provide at the time of a grant of any award under the Long-Term Incentive Plan, that the terms of the grant or the date on which an award vests or becomes exercisable may be modified in the event of a change-of-control. Subject to the terms of the Long-Term Incentive Plan, the Committee may determine at any time at or after a particular grant (a) the criteria used to determine whether a change-of-control has occurred and (b) whether a change-of-control has in fact occurred. Notwithstanding the foregoing, no modification may be made upon a change-of-control with regard to any award intended to qualify as "performance-based" compensation under Section 162(m) to the extent any such modification would cause the award to fail to so qualify.

     Amendment and Term of the Long-Term Incentive Plan. The Board of Directors may amend, alter or discontinue the Long-Term Incentive Plan at any time and from time to time, provided, however, that no such amendment, alteration or discontinuation may be made which would impair the rights of a participant with respect to any outstanding deferral or award without the participant's consent. In addition, no amendment, alteration, or discontinuation may be made without the approval of the Company's stockholders which would (a) increase the total number of shares reserved for purposes of the Long-Term Incentive Plan, (b) extend the maximum option period applicable under the Long-Term Incentive Plan,
(c) otherwise cause the Long-Term Incentive Plan to fail to qualify for an exemption under Rule 16b-3 it is seeking to rely upon, or (d) otherwise cause the Long-Term Incentive Plan to fail to satisfy the requirements of applicable securities or tax law or the applicable rules and regulations promulgated by NASDAQ.

     Subject to the terms of the Long-Term Incentive Plan, the effectiveness of the Long-Term Incentive Plan is conditioned on the approval of the Long-Term Incentive Plan by the stockholders of the Company. All awards made under the Long-Term Incentive Plan, if any, prior to the date upon which the stockholders of the Company approve the Long-Term Incentive Plan shall be null and void if the Long-Term Incentive Plan is not so approved. Notwithstanding the foregoing, all deferrals of annual incentive awards made pursuant to the provisions of the Long-Term Incentive Plan prior to the attainment of stockholder approval shall continue to be effective without stockholder approval, provided, however, that payment of such deferrals will be made only in cash, rather than in the common stock of the Company.

     New Plan Benefits Table. The following table reflects the amount of share units allocated to participant accounts for each of the persons and groups identified as a result of matching contributions made by the Company on deferred annual incentive awards earned under the Oglebay Norton Company Annual Incentive Plan for 1995. The dollar value of grants and awards under the Long-Term Incentive Plan to the persons and groups identified are not presently determinable.

                               NEW PLAN BENEFITS

              OGLEBAY NORTON COMPANY LONG-TERM INCENTIVE PLAN (1)

                                 Name and Position                            Units
        -------------------------------------------------------------------  --------
        R. Thomas Green, Jr.                                                 1,307.69
          Chairman, President and Chief Executive Officer

        John L. Selis                                                          217.95
          Vice President -- Iron Ore

        Stuart H. Theis                                                         62.82
          Vice President -- Marine Transportation

        H. William Ruf                                                         225.00
          Vice President -- Administrative and Legal Affairs

        Richard J. Kessler                                                     556.41
          Vice President -- Finance and Development

        Executive Group                                                      3,207.05

        Non-Executive Director Group                                              -0-

        Non-Executive Officer Employee Group                                      -0-

---------------

(1) Share units noted reflect the matching contributions made to each of the named executives and the Executive Group under the Long-Term Incentive Program, matching contributions are made in an amount which equal to 50% of the portion of an executives' bonus elected to be deferred under the Long-Term Incentive Plan. Share units attributed to all defined bonus amounts are also allocated to each executive's account.


Federal Income Tax Consequences of Awards.

     The following is a brief general discussion of the anticipated income tax treatment of the deferral of incentive awards and the grant and exercise of awards to participants and to the Company under current provisions of the Internal Revenue Code.

     Annual Incentive Deferral Program. In general, an employee who receives payment of an annual incentive award in cash or in shares of common stock of the Company will recognize compensation income at the time of payment equal to the amount of the payment or the fair market value of the shares, and the Company will be entitled to a compensation deduction at the same time for the same amount. If the employee elects to defer receipt of the payment, the employee generally will not recognize compensation income, and the Company will not be entitled to a compensation deduction, until the time of the payment.

     Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to the Company or the optionee. If the optionee has remained an employee of the Company from the date of grant until at least the day three months before the date of exercise (one year before the date of exercise in the case of an employee who is disabled), the optionee will recognize no taxable income and the Company will not be entitled to any tax deduction at the time of exercise of an incentive stock option. However, the amount by which the fair market value of the acquired shares at the time of exercise exceeds the exercise price will be an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax. If an optionee exercises an incentive stock option more than three months after terminating employment (one year in the case of an employee who is disabled), the exercise of the option will be treated in the same manner as the exercise of a nonqualified stock option.

     If an optionee holds the shares received upon exercise of an incentive option for at least two years after the date of grant and for at least one year from the date of exercise, gain or loss on a subsequent sale of the shares will be a long-term capital gain or loss. If an optionee disposes of shares acquired upon exercise of an incentive stock option before these holding periods are satisfied, the optionee generally will recognize compensation income equal to the lesser of (a) the excess of the fair market value of the stock on the exercise date over the exercise price or (b) the excess of the amount realized on disposition over the exercise price. Any additional gain will be taxable as a short-term capital gain, and any loss will be treated as short-term capital loss. Upon any such premature disposition by an employee, the Company will be entitled to a deduction in the amount of compensation income realized by the employee. For purposes of calculating the alternative minimum tax for the year of the disposition of a share acquired upon exercise of an incentive stock option, any adjustment to alternative minimum taxable income reported upon exercise of the incentive stock option will be included in the basis of the share.

     Nonqualified Stock Options. The grant of a nonqualified stock option will have no immediate tax consequences to the Company or the optionee. An optionee will recognize compensation income at the time of exercise of a nonqualified option in an amount equal to the difference between the exercise price and the fair market value on the exercise date of the acquired shares. The Company will be entitled to a deduction in the same taxable year and in the same amount as an optionee recognizes compensation income as a result of the exercise of a nonqualified option, provided that the Company satisfies applicable withholding requirements.

     Stock Appreciation Rights. Grants of Tandem SARs or Non-Tandem SARs will have no immediate tax consequences to the Company or the participant receiving the grant. The amount received by a participant upon the exercise of a Tandem SAR or Non-Tandem SAR will constitute compensation income to the participant at the time of exercise. The Company will be entitled to a deduction for compensation paid in that amount at that time.

     Restricted Stock. Unless a participant makes an election under Section 83(b) of the Internal Revenue Code, a participant will recognize no income and the Company will be entitled to no deduction at the time restricted stock is awarded to a participant. As and when the restrictions on restricted stock lapse or are otherwise removed, the participant will recognize compensation income equal to the excess of the fair market value of the restricted stock on the date the restrictions lapse or are otherwise removed over the amount paid by the participant for the restricted stock, if any, and the Company will be entitled to a corresponding deduction for compensation paid, provided that the Company satisfies applicable withholding requirements. Dividends paid on restricted stock during the restriction period will constitute compensation income to the participant receiving the dividend and will give rise to a deduction for the Company. Upon disposition of common stock of the Company after the restrictions lapse or are otherwise removed, any gain or loss realized by a participant will be treated as short-term or long-term capital gain or loss depending upon the period of time between the disposition and the earlier lapse or removal of the restrictions on those shares of common stock. If a participant files an election under Section 83(b) with the Internal Revenue Service within 30 days after the grant of restricted stock, the participant will recognize compensation income on the date of the grant, equal to the excess of the fair market value of the shares of common stock of the Company on that date over the price paid for those shares and the Company will be entitled to a corresponding deduction, provided the Company satisfies applicable withholding requirements. Dividends paid on restricted stock after an election under Section 83(b) of the Internal Revenue Code has been made will be taxed as dividends and will not be deductible by the Company. Any gain or loss realized by a participant upon a disposition of restricted stock after an election under Section 83(b) of the Internal Revenue Code has been made will be treated as short-term or long-term capital gain or loss depending upon the period of time between the disposition and the earlier date of grant.

     Performance Awards. The grant of performance awards will not have any immediate tax consequences to a participant receiving the performance awards or to the Company. In general, at the time the Company pays any amount in cash, or in unrestricted shares of common stock of the Company, to an employee with respect to performance awards, the participant will recognize compensation income equal to the amount of that payment, or the fair market value of the unrestricted shares of common stock of the Company at the time of payment, and the Company will be entitled to a corresponding deduction. If the payment to an employee with respect to performance awards is made in restricted stock, the tax consequences described above with respect to restricted stock will apply.

     THE FEDERAL INCOME TAX DISCUSSION SET FORTH IN THIS SECTION IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR LISTING OF ALL POTENTIAL TAX CONSEQUENCES. THE DISCUSSION DOES NOT ADDRESS THE TAX CONSEQUENCES ARISING

UNDER THE LAWS OF ANY STATE, LOCALITY, OR FOREIGN JURISDICTION. THE DISCUSSION IS BASED UPON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, TREASURY REGULATIONS THEREUNDER, AND ADMINISTRATIVE RULINGS AND COURT DECISIONS AS OF THE DATE HEREOF. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THE DISCUSSION. PLAN PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM, INCLUDING THE EFFECT OF FOREIGN, STATE, AND LOCAL TAXES.

     The favorable vote of the holders of a majority of the Company's common stock present in person or by proxy at the meeting will be required for such approval.

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE LONG-TERM INCENTIVE PLAN.

--------------------------------------------------------------------------------

                               OTHER INFORMATION

RELATED
PARTY
TRANSACTIONS

     Oglebay Norton Industrial Sands, Inc., a wholly owned subsidiary of the Company, sells ground silica to, and purchases heavy density grinding media and ceramic mill lining from, Ferro Corporation. Mr. Bersticker is the Chairman and Chief Executive Officer of Ferro Corporation. During the fiscal year ended December 31, 1995, total sales to and purchases from Ferro Corporation by Oglebay Norton Industrial Sands, Inc. were $293,650 and $408,227, respectively. The transactions described in this section were entered into by the Company pursuant to arm's length negotiations in the ordinary course of business and on terms the Company believes to be fair.

ANNUAL REPORT

     The Annual Report of the Company for the year ended December 31, 1995, is being mailed to each stockholder with this Proxy Statement.

INDEPENDENT
AUDITORS

     Ernst & Young LLP has been appointed as the Company's independent auditors for the fiscal year ending December 31, 1996, pursuant to the recommendation of the Company's Audit Committee. A representative of Ernst & Young LLP is expected to be present at the meeting with an opportunity to make a statement if the representative desires to do so and to respond to appropriate questions with respect to that firm's examination of the Company's consolidated financial statements and records for the fiscal year ended December 31, 1995.

1997 ANNUAL
MEETING

     The 1997 Annual Meeting of Stockholders is presently scheduled to be held on April 30, 1997. The deadline for stockholders to submit proposals to be considered for inclusion in the proxy statement for that meeting is November 26, 1996.

            By Order of the                     DAVID G. SLEZAK,
            Board of Directors                  Secretary and Director
                                                of Legal Affairs
            March 27, 1996

                             [OGLEBAY NORTON LOGO]

                             OGLEBAY NORTON COMPANY

                            LONG-TERM INCENTIVE PLAN

                             OGLEBAY NORTON COMPANY
                            LONG-TERM INCENTIVE PLAN

                                                                Table of Contents
                                                                -----------------

                                                                                                        Page
                                                                                                        ----
ARTICLE I - PURPOSE AND DEFINITIONS
         Section   1.1        Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         Section   1.2        Definitions and Usage . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE II - STOCK SUBJECT TO THE PLAN
         Section   2.1        Stock Subject to Plan . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         Section   2.2        Annual Per-Participant Limitations  . . . . . . . . . . . . . . . . . . . .  5
         Section   2.3        Computation of Stock Available for the Plan . . . . . . . . . . . . . . . .  5
         Section   2.4        Unused, Forfeited and Reacquired Shares . . . . . . . . . . . . . . . . . .  5
         Section   2.5        Other Adjustment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

ARTICLE III - ELIGIBILITY
         Section   3.1        Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

ARTICLE IV - ANNUAL INCENTIVE DEFERRAL PROGRAM
         Section   4.1        Election to Defer . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         Section   4.2        Investment of Deferrals . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         Section   4.3        Matching Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         Section   4.4        Vesting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         Section   4.5        Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
         Section   4.6        In-Service Withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . .  9

ARTICLE V - LONG-TERM INCENTIVE PROGRAM
         Section   5.1        Stock Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
         Section   5.2        Stock Appreciation Rights . . . . . . . . . . . . . . . . . . . . . . . . . 12
         Section   5.3        Restricted Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
         Section   5.4        Performance Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

ARTICLE VI - ADMINISTRATION, GENERAL PROVISIONS
         Section   6.1        Administration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
         Section   6.2        Authority of the Committee  . . . . . . . . . . . . . . . . . . . . . . . . 18
         Section   6.3        Amendments and Termination  . . . . . . . . . . . . . . . . . . . . . . . . 19
         Section   6.4        Unfunded Status of Plan . . . . . . . . . . . . . . . . . . . . . . . . . . 20
         Section   6.5        Change-of-Control Provisions  . . . . . . . . . . . . . . . . . . . . . . . 20
         Section   6.6        General Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
         Section   6.7        Effective Date of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . 21
         Section   6.8        Term of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
         Section   6.9        Proceeds and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
         Section   6.10       Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
         Section   6.11       Assignability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
         Section   6.12       Awards in Substitution for Awards Granted by Other Companies  . . . . . . . 22

                             OGLEBAY NORTON COMPANY
                            LONG-TERM INCENTIVE PLAN


                                   ARTICLE I
                            PURPOSE AND DEFINITIONS

SECTION 1.1 PURPOSE. The name of this plan is the Oglebay Norton Company Long-Term Incentive Plan (the "Plan"). The purpose of the Plan is to promote ownership and holding of Oglebay Norton Company stock by key employees, thereby reinforcing a mutuality of interest with other stockholders, and to enable the Company to attract, retain and motivate key employees by sharing in the growth of the value of the Company.

This Plan is an integrated compensation and incentive program composed of five
(5) operative long-term incentive compensation features. These separate incentive compensation programs are designed to accomplish distinct purposes under uniform administration and with a common goal of maximizing stockholder value.

SECTION 1.2 DEFINITIONS AND USAGE. For the purposes of the Plan, the following terms, when used with initial capital letters, shall have the meanings as set forth below:

         "ACCOUNT" means the bookkeeping account established by the Company for a Participant who elects to defer a portion of his Annual Incentive Award pursuant to Article IV which will reflect the deferrals, matching contributions and dividends allocable to him pursuant to
         Article IV.

         "AFFILIATE" means (a) a corporation which, for purposes of Section 422 of the Code, is a parent or subsidiary of the Company, and (b) any other entity in which the Company has a substantial equity investment, as designated by the Committee.

         "ANNUAL INCENTIVE AWARD" means the amount payable to a Participant under the Oglebay Norton Company Annual Incentive Plan.

         "ANNUAL INCENTIVE AWARD DEFERRALS" means the portion of the Annual Incentive Award that a Participant elects to defer pursuant to Section 4.1.

         "BASE AMOUNT" means the amount of the Annual Incentive Award that the Participant elects to receive immediately upon payment.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means, in connection with an involuntary termination by the Company of a Participant's employment, (a) the willful and continued failure by the Participant to perform substantially the duties of the Participant's position or (b) the willful engaging by the Participant in conduct which is demonstrably injurious to the Company, monetarily or otherwise.

         "CHANGE OF CONTROL" means (a) a report is filed with the Securities and Exchange Commission (the "SEC") on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any "person" (as the term "person" is defined in Section 13(d) or Section 14(d)(2) of the Exchange Act) is or has become a beneficial owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; (b) the Company files a report or proxy statement with the SEC pursuant to the Exchange Act disclosing in response to Item 1 of Form 8-K thereunder or Item 6(e) of Schedule 14A thereunder that a Change in Control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; (c) the Company is merged or consolidated with another corporation and, as a result thereof, securities representing less than fifty percent (50%) of the combined voting power of the surviving or resulting corporation's securities (or of the securities of a parent corporation in case of a merger in which the surviving or resulting corporation becomes a wholly-owned subsidiary of the parent corporation) are owned in the aggregate by holders of the Company's securities immediately prior to such merger or consolidation; (d) all or substantially all of the assets of the Company are sold in a single transaction or a series of related transactions to a single purchaser or a group of affiliated purchasers; or (e) during any period of twenty-four (24) consecutive months, individuals who were Directors of the Company at the beginning of such period cease to constitute at least a majority of the Company's Board unless the election, or nomination for election by the Company's shareholders, of more than one-half of any new Directors of the Company was approved by a vote of at least two-thirds of the Directors of the Company then still in office who were Directors of the Company at the beginning of such twenty-four (24) month period.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         "COMMITTEE" means the Compensation and Organization Committee of the Board or any subcommittee thereof established by the Board.

         "COMPANY" means the Oglebay Norton Company, a corporation organized under the laws of the State of Delaware, or any successor organization.

         "DISABILITY" means a disability covered under the Oglebay Norton Company Long-Term Disability Insurance Plan.

         "DISINTERESTED PERSON" shall have the meaning set forth in Rule 16b-3(c)(2) of the Rules.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FAIR MARKET VALUE" means, with respect to a share of Stock as of any given day, the last reported closing price for a share of Stock on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") for the day as of which such determination is being made or, if there was no sale of Stock so reported for such day, on the most recently preceding day on which there was such a sale; or if the Stock is not listed or admitted to trading on NASDAQ on the day as of which the determination is being made, the amount determined by the Committee to be the fair market value of a share of Stock on such day.

         "INCENTIVE STOCK OPTION" means any Stock Option intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

         "INSIDER" means a Participant who is subject to the requirements of the Rules.

         "MATCHING CONTRIBUTIONS" means the Company contribution made on behalf of Participants who elect to defer a portion of their Annual Incentive Award as provided in Section 4.3.

         "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.

         "OUTSIDE DIRECTOR" shall have the meaning set forth in Treasury Regulation Section 1.162-27(e)(3).

         "PARTICIPANT" means an employee to whom an award is granted pursuant to the Plan or who is eligible to defer and elects to defer a portion of his Annual Incentive Award under Article IV.

         "PERFORMANCE AWARD" means an award made pursuant to Section 5.4 that is payable in cash and/or Stock (including Restricted Stock) in accordance with the terms of the grant, based on Company, business unit and/or individual performance goals over a period of time.

         "PLAN" means the Oglebay Norton Company Long-Term Incentive Plan, as hereinafter amended from time to time.

         "RESTRICTED STOCK" means an award of shares of Stock that is subject to restrictions pursuant to Section 5.3.

         "RETIREMENT" means a Participant's retirement from active employment with the Company and each of its Affiliates pursuant to which the Participant is entitled to receive a normal, early, disability or shutdown retirement pension under the Oglebay Norton Company Pension Plan for Salaried Employees.

         "RULES" means Section 16 of the Exchange Act and the regulations promulgated thereunder.

         "STOCK" means the common stock, one dollar ($1.00) par value per share, of the Company.

         "STOCK APPRECIATION RIGHT" means the rights granted pursuant to an award under Section 5.2.

         "STOCK OPTION" or "OPTION" means any option to purchase shares of Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5.1.

Except where otherwise indicated by the context, any masculine terminology used herein also shall include the feminine and vice versa, and the definition of any term herein in the singular also shall include the plural and vice versa. References herein to Articles, Sections and Subsections are references to provisions in this Plan.

                                   ARTICLE II
                           STOCK SUBJECT TO THE PLAN

SECTION 2.1 STOCK SUBJECT TO PLAN. The Stock to be subject or related to awards under the Plan may be either authorized and unissued or held in the treasury of the Company. The maximum number of shares of Stock authorized with respect to the deferrals or grant of awards under the Plan, subject to adjustment in accordance with Section 2.52.4 below, shall be one hundred thousand (100,000).

SECTION 2.2 ANNUAL PER-PARTICIPANT LIMITATIONS. The maximum number of shares of Stock covered by deferrals or awards under the Plan provided to any Participant for any year shall not exceed ten thousand (10,000), subject to adjustment in accordance with Section 2.5 below. In addition, for awards settled in cash (in whole or in part), the maximum cash amount payable with respect deferrals or awards under the Plan to any Participant for any year shall not exceed the greater of the Fair Market Value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of the award.

SECTION 2.3 COMPUTATION OF STOCK AVAILABLE FOR THE PLAN. For the purpose of computing the total number of shares of Stock generally available under the Plan, under Article IV and Sections 5.1, 5.2, 5.3 and 5.4, respectively, for award at any time during which the Plan is in effect, there shall be debited against the total number of shares of Stock determined to be available under this Article II, the maximum number of shares of Stock subject to issuance upon exercise of options or other stock based awards made under the Plan.

SECTION 2.4 UNUSED, FORFEITED AND REACQUIRED SHARES. The shares related to the unexercised or undistributed portion of any terminated, expired or forfeited award under the Plan shall be made available in connection with future awards under the Plan in addition to the shares determined available pursuant to Sections 2.1, 2.2 and 2.3.

SECTION 2.5 OTHER ADJUSTMENT. In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, Stock split or other change in corporate structure affecting the Stock, the Committee shall take any action which in its discretion it deems necessary to preserve benefits to Participants in this Plan, including, without limitation, substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan and in the number and price of shares subject to other awards made under the Plan, or substitution of property or other securities for Stock, Stock Options or Restricted Stock covered by any awards under this Plan.

                                  ARTICLE III
                                  ELIGIBILITY

SECTION 3.1 ELIGIBILITY. Officers and other key employees of the Company or an Affiliate (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Affiliates are eligible, upon selection by the Committee, to elect to defer a portion of their Annual Incentive Award and/or to be granted awards under the Plan.

                                   ARTICLE IV
                       ANNUAL INCENTIVE DEFERRAL PROGRAM



SECTION 4.1 ELECTION TO DEFER. A Participant may elect to defer the receipt of all or a portion of his Annual Incentive Award for any year by selecting the applicable percentage of his Annual Incentive Award (in ten percent (10%) increments) to be deferred for that year. In the alternative, a Participant may elect to defer the portion of his Annual Incentive Award for a year that exceeds a Base Amount set by the Participant. No election to defer under this Section shall be effective unless the Participant completes a deferral election agreement provided by the Committee (indicating the amount of deferrals and the form of distribution of amounts held in his Account) for that year and files the properly completed and executed agreement with the Committee on or before such date as is necessary to defer an award for Federal income tax purposes. Once a Participant has made an effective Annual Incentive Award Deferral election for a year, he may not thereafter change that election for that year.

SECTION 4.2 INVESTMENT OF DEFERRALS. Annual Incentive Award Deferrals under this Article will be converted into share units based on the Fair Market Value of the Stock on the date that the deferred Annual Incentive Award otherwise would have been paid to the Participant. Dividends equal to the actual Stock dividends paid shall be credited to the share units in the Participant's Account, and shall in turn be converted into share units based on the Fair Market Value of the Stock on the date such dividends are paid. If shareholder approval is not obtained as provided in Section 6.7, share units will be settled in cash at the time of distribution under this Article based on the Fair Market Value of those units at the time of distribution.

SECTION 4.3 MATCHING CONTRIBUTION. Each year, the Company will make a Matching Contribution to a Participant's Account equal to fifty percent (50%) of the Participant's Annual Incentive Award Deferral made for that year. Such Matching Contribution shall be made at the same time the Annual Incentive Award Deferral is made to the Participant's Account. In addition, prior to the time for making deferral elections for that year, the Committee, in its sole discretion, may determine to award an additional Matching Contribution of up to fifty percent (50%) on a Participant's Annual Incentive Award Deferral; provided, however, that a Participant's entitlement to such additional Matching Contribution may be conditioned on such factors as the Committee may establish at the time the additional Matching Contribution is granted, including, without limitation, satisfaction of certain performance measures, additional vesting requirements or other limitations or restrictions set by the Committee. Matching Contributions will be invested in the same manner as provided for Annual Incentive Award Deferrals pursuant to Section 4.2.

SECTION 4.4  VESTING.  All Annual Incentive Award Deferrals pursuant to Section
4.1 (and dividends generated from those deferrals) will be one hundred percent (100%) vested at all times. Matching Contributions pursuant to Section 4.3 (and dividends generated from those amounts) will become one hundred percent (100%) vested on the fifth anniversary of the date those Matching Contributions are allocated to a Participant's Account, provided that the Participant has been in continuous service with the Company or an Affiliate for that entire five (5) year period.

Notwithstanding the foregoing, Matching Contributions made within the most recent five (5) year period will become one hundred percent (100%) vested (a) upon the Participant's early, normal, disability or shutdown retirement (as those terms are defined in the Oglebay Norton Company Pension Plan for Salaried Employees); (b) upon a Change of Control; (c) upon a sale or other disposition of an Affiliate, provided that this Subsection shall apply only to a Participant who is employed at such Affiliate at the time of such sale or disposition and who is not provided a comparable position with the Company or another Affiliate after such sale or disposition; or (d) upon any other event as the Committee shall deem appropriate in its sole discretion. Upon a Participant's in-service withdrawal of Annual Incentive Award Deferrals pursuant to Section 4.6, all Matching Contributions attributable to those deferrals will be immediately forfeited.

SECTION 4.5  DISTRIBUTIONS.

         (a) Upon a Participant's retirement (under the terms of the Oglebay Norton Company Pension Plan for Salaried Employees), death, other termination of employment from the Company and all Affiliates, upon a Change or Control, or upon any other event as the Committee shall deem appropriate in its sole discretion, all of a Participant's Annual Incentive Award Deferrals (and dividends generated from those deferrals) and the vested portion of a Participant's Matching Contributions (and dividends generated from those amounts) allocated to the Participant's Account shall be distributed. Such distributions shall be made or commence as soon as administratively feasible following the event that entitles the Participant to a distribution.

         (b) Distributions under this Article will be made either in a lump sum or in equal annual installments of up to ten (10) years, as elected by the Participant on the most recent deferral election agreement filed by that Participant with the Committee; provided, however, that no deferral election agreement completed within twenty-four (24) months of the Participant's entitlement to a distribution under this Section will be effective with respect to the form of distribution and, instead, the immediately prior deferral election agreement of the Participant shall be used to determine the form of distribution. Notwithstanding the Participant's election as to the form of distribution, any vested Matching Contributions (and dividends generated from those amounts), made within the most recent five (5) years before entitlement to a distribution will automatically be paid in five (5) annual installments.

         (c) All distributions under this Article shall be made in shares of Stock; provided, however, that if shareholder approval is not obtained as provided in Section 6.7, share units will be settled in cash at the time of distribution under this Section based on the Fair Market Value of those units at the time of distribution.

         (d) Notwithstanding the foregoing, any Annual Incentive Award Deferral and the vested portion of any Matching Contribution which are actually made in the year after a Participant has received or commenced to receive his distribution shall be paid in the following manner: (i) if the Participant has already received a lump sum distribution, the additional Annual Incentive Award Deferral will be paid in a lump sum as soon as administratively feasible following its deferral; (ii) if the Participant is receiving installment payments, the additional Annual Incentive Award Deferral will be added to the deferral amounts not yet paid and distributed, pro rata, for the remainder of the existing installment term; and (iii) if the Participant is entitled to vested Matching Contributions, those additional vested Matching Contributions will be subject to the five (5) year installment requirement of Subsection (b), will be added to the Matching Contributions not yet paid under that five (5) year schedule and will be distributed pro rata for the remainder of the existing five (5) year term.

SECTION 4.6 IN-SERVICE WITHDRAWALS. While employed by the Company or an Affiliate, a Participant may elect to withdraw all or a portion of his Annual Incentive Award Deferrals (and dividends generated from those deferrals), provided that the Annual Incentive Award Deferrals withdrawn must have been allocated to the Participant's Account for at least five (5) years prior to the time of the withdrawal. Withdrawals shall be made by completing a withdrawal election form provided by the Committee and filing that form with the Committee. Upon taking an in-service withdrawal, all Matching Contributions associated with the amount of Annual Incentive Award Deferrals withdrawn will be immediately forfeited by the Participant.

                                   ARTICLE V
                          LONG-TERM INCENTIVE PROGRAM

SECTION 5.1 STOCK OPTIONS. Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422 of the Code.

Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

         (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock at the time of grant. Notwithstanding the preceding, the Committee, in its discretion, may determine a Stock Option price of less than the Fair Market Value of the Stock at the time of grant, if such Stock Option is granted as a substitute for a stock option granted by an entity which has been merged with or acquired by the Company or an Affiliate and such substitute grant is made in connection with such merger or acquisition. Any Incentive Stock Option granted to any optionee who, at the time the option is granted, owns more than ten percent (10%) of the voting power of all classes of stock of the Company or of an Affiliate shall have an exercise price no less than one hundred and ten percent (110%) of Fair Market Value per share on date of the grant.

         (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted. However, any Incentive Stock Option granted to any optionee who, at the time the option is granted owns more than ten percent (10%) of the voting power of all classes of stock of the Company or of an Affiliate may not have a term of more than five (5) years. No Option may be exercised by any person after expiration of the term of the Option.

         (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in
Section 5.1(d) and Section 6.5, and unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable during the six

(6) months following the date of the granting of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

         (d) TERMINATION BY REASON OF DEATH, DISABILITY OR RETIREMENT. If an optionee's employment by the Company and any Affiliate terminates by reason of death, Disability or Retirement, any Stock Option held by such optionee will immediately vest and may thereafter be exercised by the optionee or by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of two (2) years (or such shorter period as the Committee may specify at grant) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (e) OTHER TERMINATION. Unless otherwise provided in this Plan, or otherwise determined by the Committee at or after grant, if an optionee's employment by the Company terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised (to the extent exercisable upon the optionee's termination) for the lesser of three (3) months or the balance of such Stock Option's term if the optionee is involuntarily terminated by the Company without Cause.

         (f) INCENTIVE STOCK OPTION LIMITATIONS. To the extent required for "incentive stock option" status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company (within the meaning of Section 424 of the Code) shall not exceed one hundred thousand dollars ($100,000).

         (g) EXERCISE OF STOCK OPTIONS. An optionee may exercise a Stock Option in whole or in part at any time and from time to time during the period within which a Stock Option may be exercised. To exercise a Stock Option, an optionee shall give written notice of exercise to the secretary of the Company specifying the number of shares of Stock to be purchased; and provide payment of the Option price for such shares of Stock by cash or check payable to the order of the Company, by Stock owned by the optionee or by sale of shares of Stock acquired in the exercise of a Stock Option (to the extent such cashless exercise is permitted under rules promulgated by the Committee and under the Rules) or any combination of Stock and cash or check. If payment of the Option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of unrestricted Stock already owned by the Participant, the Company may require that the Stock be owned by the Participant for a period of six (6) months or longer.

An optionee shall be treated for all purposes as the owner of record of the number of shares of Stock purchased pursuant to exercise of the Stock Option (in whole or in part) as of the date the conditions set forth in preceding paragraph are satisfied. Notwithstanding the foregoing, no exercise of a Stock Option shall be effective until the shares of Stock subject to this Plan have been registered or qualified for sale under applicable Federal and state securities laws, and no Stock Option shall be deemed granted until this Plan is approved by the holders of Company stock having a majority of the voting power of all stock represented at a meeting duly held in accordance with Delaware law within twelve (12) months after this Plan is adopted by the Board.

Upon the effective exercise of a Stock Option (in whole or in part) in accordance with Subsection (h), the Committee shall deliver to the optionee the number of shares of Stock for which the Stock Option is exercised, adjusted for any shares of Stock sold or withheld in connection with such exercise.

         (h) CASH-OUT OF OPTION; SETTLEMENT OF SPREAD VALUE IN RESTRICTED STOCK. On receipt of written notice to exercise, the Committee may, in its sole discretion, elect to cash out all or part of the portion of the Option(s) to be exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the option price (the "Spread Value") on the effective date of such cash-out.

In addition, if the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the Spread Value of an exercised option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock determined without regard to the forfeiture restrictions involved.

SECTION 5.2 STOCK APPRECIATION RIGHTS. Both Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights, as described below, may be granted to Participants in the Plan.

         (a) TANDEM STOCK APPRECIATION RIGHTS. A Tandem Stock Appreciation Right is the right, granted under this Subsection, to surrender to the Company all (or a portion) of a Stock Option or other award under this Plan in exchange for an amount equal to the Spread Value, as defined in Section 5.1(h), of the Stock (or portion of the Stock) covered by the associated Stock Option. Tandem Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option or other award granted under the Plan. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

A Stock Appreciation Right may be exercised by an optionee, in accordance with this Subsection, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in this Subsection. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee.

         (b) NON-TANDEM STOCK APPRECIATION RIGHTS. A Non-Tandem Stock Appreciation Right is a right granted pursuant to this Subsection to receive an amount equal to the difference between (i) the Fair Market Value, as of the date such Right is exercised, of a number of shares of Stock specified in the grant of such Right, and (ii) the Fair Market Value of such shares of Stock as of the date such Right is granted.

Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee.

SECTION 5.3  RESTRICTED STOCK.

         (a) ADMINISTRATION. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee may condition the vesting of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion; provided, however, that specified performance goals intended to satisfy the requirements of Section 162(m) of the Code shall be preestablished and objective in accordance with Section 162(m) and the regulations thereunder, may vary among Participants and among groups of Participants, and shall be based upon such Company, business unit and/or individual objective performance factors and criteria as the Committee may deem appropriate, including and limited to stock price, market share, sales, earnings per share, return on assets, return on equity, costs, cash flow and any combination thereof.

         (b) RESTRICTIONS AND CONDITIONS. Each award of Restricted Stock hereunder shall be subject to the following:

               (i) The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company and has otherwise complied with the applicable terms and conditions of such award.

               (ii) The purchase price for shares of Restricted Stock may be equal to or less than their par value and may be zero, unless otherwise required under applicable state law.

               (iii) Awards of Restricted Stock must be accepted within a period, to be determined by the Committee at the time of the grant, after the award date, by executing a Restricted Stock agreement and paying whatever price (if any) is required under this Section.

               (iv) Except as otherwise specified by the Committee, each Participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award, substantially in the following form:

                            The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Oglebay Norton Company Long-Term Incentive Plan and an agreement entered into between the registered owner and the Oglebay Norton Company. Copies of such Plan and agreement are on file in the offices of the Oglebay Norton Company, 1100 Superior Avenue, Cleveland, Ohio 44114.

               (v) The Committee may require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

               (vi) Subject to the provisions of this Plan and the Restricted Stock agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion; provided, however, that in no event shall any such lapse, acceleration or waiver of restrictions occur with respect to Restricted Stock that is intended to qualify as performance-based compensation under Section 162(m) of the Code (to the extent such lapse, acceleration or waiver would cause such Restricted Stock to fail to so qualify).

               (vii) Each Restricted Stock award agreement shall provide that the Restricted Stock covered by the agreement shall be subject to a "substantial risk of forfeiture" (within the meaning of Section 83 of the Code) for a period to be determined by the Committee.

               (viii) Except as provided above, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Article II.

               (ix) Subject to the applicable provisions of the Restricted Stock agreement and this Section and unless otherwise determined by the Committee, upon termination of a Participant's employment with the Company for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the Participant.

               (x) In the event of hardship or other special circumstances of a Participant whose employment with the Company is involuntarily terminated (other than for Cause), the Committee may, in it sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock, based on such factors as the Committee may deem appropriate; provided, however, that in no event shall any such waiver of restrictions occur with respect to Restricted Stock that is intended to qualify as performance-based compensation under Section 162(m) of the Code (to the extent such waiver would cause such Restricted Stock to fail to so qualify).

               (xi) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant promptly.

SECTION 5.4  PERFORMANCE AWARDS.

         (a) AWARDS AND ADMINISTRATION. Performance Awards may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the nature, length and starting date of the performance period (the "Performance Period") for each Performance Award, which shall be subject to Section 6.5, and shall determine the performance objectives to be used in valuing Performance Awards and determining the extent to which such Performance Awards have been earned. Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based upon such Company, business unit and/or individual performance factors and criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity; provided, however, that performance objective intended to satisfy the requirements of Section 162(m) of the Code shall be preestablished and objective in accordance with Section 162(m) and the regulations thereunder, and such performance factors and criteria shall be limited to stock price, market share, sales, earnings per share, return on assets, return on equity, costs, cash flow and any combination thereof. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and/or different performance factors and criteria.

At the beginning of each Performance Period, the Committee shall determine for each Performance Award subject to such Performance Period the range of dollar values or number of shares of Stock to be awarded to the Participant at the end of the Performance Period if and to the extent that the relevant measure(s) of performance for such Performance Award is (are) met. Such dollar values or number of shares of Stock may be fixed or may vary in accordance with such performance and/or other criteria as may be specified by the Committee, in its sole discretion.

         (b) ADJUSTMENT OF AWARDS. In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Performance Award, the Committee may revise the performance objectives and/or underlying factors and criteria applicable to the Performance Awards affected, to the extent deemed appropriate by the Committee, in its sole discretion, to avoid unintended windfalls or hardship; provided, however, that in no event shall any such revision result in the increase in a Performance Award or waiver of a performance goal if such Award or goal is intended to qualify as performance-based compensation under Section 162(m) of the Code.

         (c) TERMINATION OF EMPLOYMENT. Subject to Section 6.5 and unless otherwise provided in the applicable award agreement(s), if a Participant terminates employment with the Company during a Performance Period because of death, Disability or Retirement, such Participant may be entitled to payment with respect to each outstanding Performance Award at the end of the applicable Performance Period as follows:

               (i) to the extent relevant under the terms of the award, based upon the Participant's performance for the portion of such Performance Period ending on the date of termination and the performance of the applicable business unit(s) for the entire Performance Period, and

               (ii) where deemed appropriate by the Committee, prorated for the portion of the Performance Period during which the Participant was employed by the Company, all as determined by the Committee, in its sole discretion.

               Notwithstanding the preceding, the Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate; provided, however, that in no event shall any such earlier payment occur with respect to Performance Awards that are intended to qualify as performance-based compensation under
               Section 162(m) of the Code (to the extent such earlier payment would cause such Performance Shares to fail to so qualify).

               Subject to Section 6.5, if a Participant terminates employment with the Company during a Performance Period for any reason other than death, Disability or Retirement, then such Participant shall not be entitled to any payment with respect to the Performance Awards subject to such Performance Period, unless the Committee shall otherwise determine, in its sole discretion.

         (d) TIMING AND FORM OF PAYMENT. The earned portion of a Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee, in its sole discretion; provided, however, that no deferral of a Performance Award intended to qualify as performance-based compensation under Section 162(m) of the Code shall result in the deferred Performance Award earning a rate of interest based on criteria other than a reasonable rate of interest or one or more predetermined actual investments. Payment shall be made in the form of cash or whole shares of Stock, including Restricted Stock, either in a lump sum payment or in installments commencing as soon as practicable after the end of the relevant Performance Period, all as the Committee shall determine at or after grant.

         (e) EFFECT OF PERFORMANCE AWARDS ON STOCK AVAILABLE UNDER ARTICLES IV AND V. If and to the extent a Performance Award is payable in Stock and the full amount of such value is not paid in Stock, then the shares of Stock representing the portion of the value of the Performance Award not paid in Stock shall again become available for award under this Article and Article IV.

                                   ARTICLE VI
                       ADMINISTRATION, GENERAL PROVISIONS

SECTION 6.1 ADMINISTRATION. The Plan shall be administered by the Committee, which at all times shall be comprised of not less than three (3) persons who are: (a) Disinterested Persons, if required to qualify the Plan for an exemption from Section 16(b) of the Exchange Act that is available under the Rules; and (b) Outside Directors, if required to qualify compensation paid under the Plan as performance-based compensation under Section 162(m) of the Code. Members of the Board who qualify as Disinterested Persons and/or Outside Directors shall perform the functions of the Committee if at any time the Board has not appointed such members to comprise the Committee.

SECTION 6.2 AUTHORITY OF THE COMMITTEE. The Committee shall have the authority to:

         (a) select the officers and other key employees of the Company or an Affiliate who may make deferral elections or to whom awards may from time to time be granted hereunder, and to determine for each such officer and other key employee the levels and other terms and conditions of any stock-ownership requirements;

         (b) grant to eligible employees, pursuant to the terms of the Plan, Matching Contributions, additional Matching Contributions, Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards and/or other permissible awards hereunder, and determine the conditions, restrictions and procedures to be applied to each such award;

         (c) determine the terms and conditions, not inconsistent with the terms of the Plan, of any deferral made or award granted hereunder, including, but not limited to, the share price and any restriction or limitation or any vesting acceleration or forfeiture waiver regarding any deferral or award and/or the shares of Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion;

         (d) take such action as it deems appropriate to comply with the provisions of the Code, the Exchange Act and other applicable laws, including any such action it deems appropriate under
               Section 162(m) of the Code concerning the Federal income tax deductibility of deferrals or awards granted hereunder (including without limitation, determining preestablished, objective performance goals and the method of computing awards, reviewing award formulas and performance goals and criteria, certifying whether performance goal measures have been satisfied, and establishing a subcommittee consisting of outside, independent directors for this purpose; provided, however, that actions of any such subcommittee shall be subject to ratification by the Committee);

         (e) determine whether, to what extent and under what circumstances any award under this Plan shall be deferred either automatically or at the election of the Participant;

         (f) amend the terms of any deferral made or award granted hereunder, prospectively or retroactively; provided, however, that any such amendment must be consistent with the provisions of this Plan, and no such amendment shall impair the rights of a Participant with respect to any outstanding deferral or award under the Plan without his consent;

         (g) interpret the terms and provisions of this Plan and any deferral made or award granted hereunder (and any agreements relating thereto), and otherwise settle all claims and disputes arising under this Plan;

         (h) delegate responsibility and authority for the operation and administration of the Plan, appoint employees and officers of the Company and Affiliates to act on its behalf, and employ persons to assist in fulfilling its responsibilities under the Plan; and

         (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, and otherwise supervise the administration of this Plan.

All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

The Committee may make decisions to take action under this Plan only by majority action of all Committee members. The Committee may act without a meeting only by written instrument signed by all members of the Committee.

SECTION 6.3 AMENDMENTS AND TERMINATION. The Board may amend, alter or discontinue the Plan at any time and from time to time, but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee or Participant with respect to any outstanding deferral or award under the Plan without the optionee's or Participant's consent, or which, without the approval of the Company's stockholders, would:

         (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

         (b)   extend the maximum Option period applicable under the Plan;

         (c) otherwise cause the Plan to fail to qualify for an exemption it is seeking to rely upon under the Rules; or

         (d) otherwise cause the Plan to fail to satisfy the requirements of any applicable securities or tax law or the applicable rules and regulations promulgated under NASDAQ.

SECTION 6.4 UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to deferrals or awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

SECTION 6.5 CHANGE-OF-CONTROL PROVISIONS. The Committee, in its discretion, may provide at the time of a grant of any award under Article V that the terms of the award, including, but not limited to, the method of determining Fair Market Value, or the date on which an award vests or becomes exercisable, may be modified in the event of a change-of-control; provided that in no event shall such modification occur with respect to any award that is intended to qualify as performance-based compensation under Section 162(m) of the Code (to the extent such modification would cause the award to fail to so qualify). Except as otherwise provided under this Plan, the Committee may determine at any time at or after the grant of an award under Article V, (a) the criteria used to determine whether a change-of-control has occurred, and (b) whether a change-of-control has in fact occurred.

SECTION 6.6  GENERAL PROVISIONS.

         (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee or Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Exchange Act, any stock exchange upon which the Stock is then listed and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) The adoption of the Plan shall not confer upon any employee of the Company or an Affiliate any right to continued employment with the Company or an Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the employment of any of its employees at any time.

         (d) No later than the date as of which an amount first becomes includible in the gross income of the Participant for applicable income tax purposes with respect to any deferral or award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, the minimum required withholding obligations may be settled with Stock, including Stock that is part of the deferral or award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

         (e) At the time of grant under Article V, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee shall specify at the time of grant.

         (f) The reinvestment of dividends in additional Restricted Stock (or in other types of Plan deferrals or awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under
Article II for such reinvestment (taking into account then outstanding Stock Options and other Plan deferrals or awards).

         (g) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

         (h) The Plan and all deferrals or awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Ohio, to the extent not preempted by Federal law.

SECTION 6.7 EFFECTIVE DATE OF PLAN. This Plan shall be effective on December 13, 1995; provided, however, that, except as provided in Article IV, the effectiveness of this Plan is conditioned on its approval by an affirmative vote of the holders of Company stock represented at a meeting duly held in accordance with Delaware law within twelve (12) months after the date this Plan is adopted by the Board. All awards under this Plan, other than those provided in Article IV, shall be null and void if the Plan is not approved by such stockholders within such twelve-month period. Notwithstanding the foregoing,
Article IV (and the provisions of the Plan necessary for the operation of Article IV) shall continue to be effective without stockholder approval; provided, however, that, if stockholder approval is not obtained, the modifications described in Article IV relating to Stock equivalents and cash distributions shall apply.

SECTION 6.8 TERM OF PLAN. No award under Article V shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date of stockholder approval or the date this Plan is adopted by the Board, but awards granted prior to such tenth anniversary may extend beyond that.

SECTION 6.9 PROCEEDS AND EXPENSES. The proceeds received by the Company from the sale of shares of Stock pursuant to the exercise of Stock Options shall be used for general corporate purposes. The Company shall bear any expenses associated with the administration of this Plan.

SECTION 6.10 SEVERABILITY. If any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

SECTION 6.11 ASSIGNABILITY. No Option, Stock Appreciation Right or other "derivative security" (as defined for purposes of the Rules) awarded under the Plan may be transferred other than (a) by will or by the laws of descent and distribution, or (b) as otherwise hereafter permitted in accordance with the Rules without jeopardizing or impairing any exemption provided for under the Rules. Any restriction on the transferability of derivative securities required by the Rules in order to qualify for an exemption under the Rules is hereby incorporated in the Plan to the extent necessary to obtain the applicable exemption.

SECTION 6.12 AWARDS IN SUBSTITUTION FOR AWARDS GRANTED BY OTHER COMPANIES. To the extent not otherwise provided in the Plan, awards (whether Stock Options, Stock Appreciation Rights, Restricted Stock or Performance Awards) may be granted under the Plan in substitution for awards held by employees of a company who become employees of the Company or an Affiliate as a result of the acquisition, merger or consolidation of the employer company by or with the Company or an Affiliate. The terms, provisions and benefits of the substitute awards so granted may vary from those set forth in or authorized by the Plan to such extent as the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the terms, provisions and benefits of awards in substitution for which they are granted.

The undersigned, pursuant to the approval of the Board on December 13, 1995, does herewith execute the Oglebay Norton Company Long-Term Incentive Plan.





                                          /s/ H. William Ruf
                                         ----------------------------------
                                         H. William Ruf
                                         Vice President, Administration and
                                           Legal Affairs

                               OGLEBAY NORTON COMPANY

                 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 24, 1996

   P     At the Annual Meeting of Stockholders of Oglebay Norton Company to
   R     be held on April 24, 1996, in Suite 1200, 1100 Superior Avenue,
   O     Cleveland, Ohio 44114, and at any adjournment thereof, Albert C.
   X     Bersticker, John J. Dwyer and John D. Weil, and each of them, with
   Y full power of substitution, are hereby authorized to represent me and to vote my shares on the following:

         1. Electing three directors of the class whose terms will expire in 1999. The nominees of the Board of Directors are: R. Thomas Green, Jr., Ralph D. Ketchum and Renold D. Thompson.
            Instruction: To withhold authority to vote for any individual nominee(s), write the name of such nominee(s) on the line adjacent to the voting box for Proposal 1 on the reverse side of this proxy.

         2. Approval of the Oglebay Norton Long-Term Incentive Plan ("Long-Term Incentive Plan"). Instruction: Please check whether your shares are to be voted for or against approval of the Long-Term Incentive Plan, or whether you elect to abstain by marking your choice in the appropriate box for Proposal 2 on the reverse side of this proxy.

         3. Any other business which may properly come before the meeting and all adjournments thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDERS SIGNING ON THE REVERSE SIDE OF THIS PROXY. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES LISTED AND FOR PROPOSAL 2.






                                                                SEE REVERSE
                                                                   SIDE

--------------------------------------------------------------------------------
                                  DETACH CARD

------------------------------------------------------------------------------------------------------------------------------------
           [X]  PLEASE MARK YOUR                                                                 SHARES IN YOUR NAME
                VOTES AS IN THIS
                EXAMPLE.

                      FOR     WITHHELD                             FOR       AGAINST     ABSTAIN           CHANGE OF ADDRESS:
1. Election of       [   ]     [   ]     2. Approval of the       [   ]       [   ]       [   ]    Please indicate change of address
   Directors                                Oglebay Norton                                                and check box below:
   (see reverse)                            Company Long-Term                                     __________________________________
                                            Incentive Plan                                        __________________________________
                                                                                                  __________________________________
For, except vote withheld from the following nominee(s):                                          __________________________________
________________________________________________________                         Change   [   ]      PLEASE SIGN, DATE AND RETURN
                                                                                   of                 THIS PROXY FORM PROMPTLY
                                                                                 Address



       SIGNATURE(S)___________________________________________________   DATE___________

       SIGNATURE(S)___________________________________________________   DATE___________

       NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
------------------------------------------------------------------------------------------------------------------------------------
                                                            DETACH CARD


                            OGLEBAY NORTON COMPANY
                               TWENTIETH FLOOR
                             1100 SUPERIOR AVENUE
                            CLEVELAND, OHIO 44114


DAVID G. SLEZAK
SECRETARY AND
DIRECTOR OF LEGAL AFFAIRS       March 27, 1996

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

           Re:  Oglebay Norton Company

Gentlemen:

           Accompanying this letter are the following materials for filing via the EDGAR system with the Securities and Exchange Commission:

        -  1996 Proxy Statement
        -  Proxy Card

           Also enclosed is a copy of the Oglebay Norton Company Long-Term Incentive Plan ("LTIP"), as per the directions in Instruction 3 of Item 10 of
Schedule 14A, for filing via the EDGAR system as an appendix to the Proxy Statement. The LTIP is not part of the Proxy Statement, and copies were not provided to stockholders.

           Also enclosed, pursuant to Rule 14a-3(c), are seven copies of Oglebay Norton Company's 1995 Annual Report to Stockholders. The financial statements in the 1995 Annual Report to Stockholders reflect no changes from the preceding year in any accounting principles or practices or in the method of applying any such principles or practices. The 1995 Annual Report to Stockholders is NOT filed via the EDGAR system.

           If you have any questions, please feel free to call me directly, at 216-861-2884.

           Thank you.


                                                Sincerely,




DGS
cc:   National Association of Securities Dealers, Inc.